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                                                                 Exhibit 10.30


                                                                EXECUTION COPY
                                                                --------------

                           UNDERWRITING AGREEMENT

March 17, 2006

Supremex Income Fund
Supremex Inc.
7213 Cordner
Lasalle, Quebec
Canada
H8N 2J7

Cenveo, Inc.
Cenveo Corporation
One Canterbury Green
201 Broad Street, 6th Floor
Stamford, Connecticut
United States of America
06901

The undersigned, TD Securities Inc., CIBC World Markets Inc., BMO Nesbitt Burns Inc., Desjardins Securities Inc., National Bank Financial Inc., Scotia Capital Inc., Canaccord Capital Corporation and Genuity Capital Markets G.P. (collectively, the "Underwriters" and each individually an "Underwriter") understand that Supremex Income Fund (the "Fund") proposes to issue and sell to the Underwriters 17,500,000 trust units of the Fund (the "Purchased Units"), which Purchased Units shall have the material attributes described in and contemplated by the Final Prospectus (as defined below) dated March 17, 2006 and executed concurrently with the execution of this Agreement.

The Underwriters propose to distribute the Purchased Units in Canada pursuant to the Final Prospectus and in the United States pursuant to a U.S. Private Placement Memorandum for the private placement of the Purchased Units in the United States in accordance with Rule 144A (as defined below), all in the manner contemplated by this Agreement.

Based on the foregoing, and subject to the terms and conditions contained in this Agreement, the Underwriters, jointly and not solidarily, on the basis of the percentages set forth in section 19 of this Agreement, agree to purchase from the Fund and by its acceptance hereof, the Fund agrees to sell to the Underwriters, the Purchased Units on the Closing Date (as defined below) at a price of $10.00 per Purchased Unit for all but not less than all of the Purchased Units (the "Purchase Price"), representing an aggregate purchase price of $175,000,000.

By acceptance of this Agreement, the Fund grants to the Underwriters an unassignable right to purchase, jointly and not solidarily, up to 2,500,000 additional Units (the "Additional Units") on the same basis as the purchase of the Purchased Units to cover over-allotments made in connection with the offering of the Purchased Units, if any, and for market stabilization purposes, and the Fund covenants and agrees to do all such acts and things as may be required or advisable in order for such right to be exercisable in the manner described in the Prospectus (defined below). If TD Securities Inc. and CIBC World Markets Inc. (together, the "Lead Underwriters"), on behalf of the Underwriters, elect to exercise such right, the Lead Underwriters shall notify the Fund in writing, which notice shall specify the number of


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                                   - 2 -

Additional Units to be purchased by the Underwriters and the date on which such Additional Units are to be purchased, which date may be the same as the Closing Date but not earlier than the Closing Date and shall not be later than 30 days after the Closing Date. Such date shall not be earlier than three Business Days (as defined below) nor later than five Business Days after the date of such notice. If any Additional Units are purchased, each Underwriter agrees, jointly and not solidarily, to purchase that number of Additional Units (subject to such adjustments to eliminate fractional units as Lead Underwriters may determine) equal to the total number of Additional Units to be purchased multiplied by the percentage set out in section 19 of this Agreement opposite the name of such Underwriter.

The Purchased Units and the Additional Units are hereinafter collectively referred to as the "Units".

In consideration of the Underwriters' agreement to purchase the Units which will result from the acceptance by the Fund of this offer, and in consideration of the services to be rendered by the Underwriters in connection therewith, the Fund agrees to cause AcquisiCo to pay to the Underwriters a fee of $0.55 per Unit (the "Underwriting Fee"). Such Underwriting Fee shall be due and payable at the Closing Time (as defined below) against payment for the Purchased Units and, if applicable, at the Option Closing Time (as defined below), against payment for the Additional Units, as the case may be.

                                 DEFINITIONS

In this Agreement:

         "1933 ACT" means the United States Securities Act of 1933, as amended;

         "1934 ACT" means the United States Securities Exchange Act of 1934, as amended;

         "ACQUISICO" means 4273681 Canada Inc.;

         "ACQUISITION AGREEMENT" means the acquisition agreement dated as of the date hereof among the Fund, Cenveo US and Cenveo providing for, among other things, the completion of the transactions described under the heading "Funding and Related Transactions -Closing Transactions" in the Prospectus;

         "ADDITIONAL UNITS" has the meaning given to it above;

         "AFFILIATE" has the meaning given to it in the Securities Act
         (Quebec);

         "AGREEMENT" means the agreement resulting from the acceptance by the Fund of the offer made by the Underwriters by this letter;

         "AMALCO" means (i) prior to the Closing, the corporation to result from the amalgamation of Supremex and Cenveo Canada, and (ii) on and after the Closing, the corporation to result from the amalgamation of the corporation referred to in (i) with AcquisiCo;

         "AMENDED PRELIMINARY PROSPECTUS" means the amended and restated preliminary long form prospectus dated February 24, 2006 (in both the English and French languages


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                                   - 3 -

         unless the context indicates otherwise) amending and restating as of such date the Preliminary Prospectus;

         "BUSINESS" means the business of the Material Subsidiaries as conducted immediately prior to the Closing consisting of the manufacturing and marketing of a broad range of stock and custom envelopes and related products;

         "BUSINESS DAY" means any day, other than a Saturday or Sunday, on which TD Canada Trust and the Canadian Imperial Bank of Commerce, in Montreal, Quebec are both open for commercial banking business during normal banking hours;

         "CANADIAN SECURITIES LAWS" means all applicable securities laws in each of the Qualifying Provinces and the respective rules, regulations, blanket orders and blanket rulings under such laws together with applicable published policies, policy statements and notices of the securities regulatory authorities in the Qualifying Provinces;

         "CANADIAN SECURITIES REGULATORS" means the applicable securities commission or securities regulatory authority in each of the Qualifying Provinces;

         "CBCA" means the Canada Business Corporations Act and the regulations thereunder, as amended;

         "CDS" means the Canadian Depository for Securities Limited;

         "CENVEO" means Cenveo, Inc.;

         "CENVEO CANADA" means Cenveo Canada Leasing Company, Inc.;

         "CENVEO DEPEW ACQUISITION AGREEMENT" means the asset purchase agreement among Cenveo, Cenveo US, the Fund, AcquisiCo and Buffalo Envelope Inc. and to be entered on the Closing Date providing for, among other things, the acquisition by Buffalo Envelope Inc. of certain assets, and the assumption of certain liabilities, in each case of a division of Cenveo US that is engaged in the business of providing envelopes and related products directly to consumers and to direct mail marketing agents within the upstate New York and northwest Pennsylvania markets;

         "CENVEO US" means Cenveo Corporation;

         "COST SUPPORT AGREEMENT" means the cost support agreement entered into on or prior to Closing among the Fund and AcquisiCo with respect to the payment by AcquisiCo of certain Offering and related costs;

         "CLAIM" has the meaning given to it in section 15(a);

         "CLOSING" means the completion of the issue and sale by the Fund of the Purchased Units and the purchase by the Underwriters of the Purchased Units pursuant to this Agreement;

         "CLOSING DATE" means March 31, 2006 or such other date as the Fund and the Underwriters may agree upon in writing or as may be changed pursuant to section 7 but in any event shall not be later than April 29, 2006;


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                                   - 4 -


         "CLOSING TIME" means 8:00 a.m. (Eastern time) on the Closing Date;

         "CLOSING TRANSACTIONS" means the transactions described under the heading "Funding and Related Transactions - Closing Transactions" in the Prospectus;

         "DISTRIBUTION" means a distribution for the purposes of Canadian Securities Laws or any of them;

         "FINAL MRRS DECISION DOCUMENT" means the decision document issued pursuant to NP 43-201 evidencing the issuance by the Canadian Securities Regulators of a receipt for the Final Prospectus in accordance with NP 43-201;

         "FINAL PROSPECTUS" means the (final) long form prospectus dated March 17, 2006 (in both the English and French languages unless the context indicates otherwise), prepared by the Fund and relating to the distribution of the Purchased Units;

         "FINANCIAL INFORMATION" means, collectively, the information appearing in the English language version of the Preliminary Prospectus, the Amended Preliminary Prospectus, and the Final Prospectus (a) under the heading "Definition of EBITDA, Adjusted EBITDA and Distributable Cash", (b) under the heading "Prospectus Summary - Selected Consolidated Financial Information"; (c) under the heading "Prospectus Summary - Summary Analysis of Distributable Cash"; (d) under the heading "Selected Consolidated Financial Information"; (e) under the heading "Summary Analysis of Distributable Cash" (f) under the heading "Reconciliation of EBITDA and Adjusted EBITDA to Historical Results"; (g) under the heading "Consolidated Capitalization of the Fund"; (h) under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operation of the Business"; and (i) under the heading "Auditors' Consent", together with all non-GAAP financial information (including, without limitation, EBITDA, Adjusted EBITDA and distributable cash) set forth in the Prospectus;

         "FINANCIAL STATEMENTS" means the audited balance sheet of the Fund as at February 10, 2006, the audited consolidated financial statements of Supremex for the years ended December 31, 2005, 2004 and 2003, and the unaudited pro forma consolidated financial statements of the Fund included in the Prospectus, including all notes thereto and the auditor's report on such audited financial statements, as applicable;

         "FUND" has the meaning given to it above;

         "FUND DECLARATION OF TRUST" means the declaration of trust made as of February 10, 2006, governed under the laws of Quebec, pursuant to which the Fund was established, as amended, supplemented or restated from time to time;

         "GAAP" means Canadian generally accepted accounting principles;

         "GUARANTEES" means collectively the guarantees by Supremex, Cenveo Canada, PNG Inc. and Innova Envelope Inc., as applicable, of the obligations of Cenveo and its affiliates and related security interests granted by such guarantors in support thereof under: (a) the US$300 million senior secured credit facility of Cenveo with a group of banks which matures in June 2008, (b) the note indenture pursuant to which the US$320


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                                   - 5 -


         million of 7-7/8% senior subordinated notes of Cenveo due 2013 were issued, (c) the note indenture pursuant to which the US$350 million 9-5/8% senior notes of Cenveo due 2012 were issued, and (d) any agreement or instrument ancillary to the agreements referred to in
         (a), (b) or (c) above;

         "INDEMNIFIED PARTY" has the meaning given to it in section 15(a);

         "INDEMNIFIER" has the meaning given to it in section 15(a);

         "INITIAL NOTES" means the unsecured notes issued by the Fund to Cenveo US in consideration for all of the shares of Amalco;

         "LEAD UNDERWRITERS" has the meaning given to it above;

         "MANAGEMENT UNITS" means the 2,364,228 trust units of the Fund to be issued to certain management employees of Supremex in accordance with the Subscription and Escrow Agreement;

         "MATERIAL CHANGE" means a material change for the purposes of Canadian Securities Laws or, where undefined under applicable Canadian Securities Laws, means a change in the business, operations or capital of the Fund, Supremex or Amalco that would reasonably be expected to have a significant effect on the market price or value of the Units and includes a decision to implement such a change made by the board of Trustees of the Fund, the board of directors or, alternatively, by senior management of Supremex or Amalco, as applicable, where they believe that confirmation of the decision by the board of directors of Supremex or Amalco, as applicable, is probable;

         "MATERIAL FACT" means a material fact for the purposes of Canadian Securities Laws or, where undefined under applicable Canadian Securities Laws, means a fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Units;

         "MATERIAL SUBSIDIARIES" means Supremex, Cenveo Canada, Amalco, AcquisiCo and Buffalo Envelope Inc., except where this term is used in section 5(b) where "Material Subsidiaries" shall exclude Cenveo Canada, and "MATERIAL SUBSIDIARY" means any one of them;

         "MISREPRESENTATION" means a misrepresentation for the purposes of Canadian Securities Laws or, where undefined under applicable Canadian Securities Laws, means any untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made;

         "MRRS" means the Mutual Reliance Review System;

         "NP 43-201" means National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms adopted by the Canadian Securities Regulators and its related memorandum of understanding;


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                                   - 6 -

         "NEW CREDIT FACILITIES" means the credit facilities to be established in favour of AcquisiCo on Closing as described in the Prospectus under "New Credit Facilities";

         "NON-SOLICITATION AGREEMENT" means the non-solicitation agreement among the Fund, Amalco, Cenveo US and Cenveo to be entered on the Closing Date as described in the Prospectus under "Business of Supremex - Relationship with Cenveo";

         "NOTE INDENTURE" means the note indenture to be entered into on or prior to Closing between AcquisiCo and Computershare Investor Services Inc., as trustee thereunder, pursuant to which Supremex will issue Notes, as amended, supplemented or restated from time to time;

         "NOTES" means the unsecured notes issued by AcquisiCo or Amalco from time to time in accordance with the Note Indenture;

         "NOTICE" has the meaning given to it in section 24;

         "OPTION CLOSING" means completion of the sale by the Fund of the Additional Units and the purchase by the Underwriters of the Additional Units pursuant to this Agreement;

         "OPTION CLOSING DATE" means the date for the Option Closing set out in the notice of exercise of the over-allotment option provided by the Underwriters to the Fund or on such other date as the Underwriters and the Fund may agree, but in no case later than April 29, 2006;

         "OPTION CLOSING TIME" means 8:00 a.m. (Eastern time) on the Option Closing Date or such other time on the Option Closing Date as may be agreed to by the Fund and the Underwriters;

         "OVER-ALLOTMENT NOTE" means the promissory note of the Fund in favour of Cenveo US, substantially in the form attached to the Acquisition Agreement, in the amount of $23,625,000, the terms of which shall provide, among other things, that such note is repayable as follows and cannot be repaid otherwise than as follows: (i) by the issuance of units of the Fund, (ii) in cash representing the net issue price of the units of the Fund to be issued upon exercise of the over-allotment option, or (iii) a combination of (i) and (ii);

         "PRELIMINARY PROSPECTUS" means the preliminary long form prospectus dated February 15, 2006 (in both the English and French languages unless the context indicates otherwise) prepared by the Fund relating to the distribution of the Units;

         "PRELIMINARY U.S. PLACEMENT MEMORANDUM" means the preliminary U.S. private placement memorandum of the Fund dated February 24, 2006 for the placement of the Units in the United States in accordance with Rule 144A;

         "PROSPECTUS" means, collectively, the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus;

         "PROSPECTUS AMENDMENT" means any amendment to the Preliminary Prospectus, the Amended Preliminary Prospectus or the Final Prospectus;


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         "PURCHASE PRICE" has the meaning given to it above;

         "PURCHASED UNITS" has the meaning given to it above;

         "QUALIFYING PROVINCES" means all of the provinces of Canada;

         "QUALIFYING STATES" means each of the U.S. States into which the Purchased Units are offered or sold;

         "REGISTRATION RIGHTS AGREEMENT" means the registration rights agreement to be entered into on or prior to Closing among the Fund and Cenveo US as described in the Prospectus under "Funding and Related Transactions - Registration Rights";

         "RELATED AGREEMENTS" means the Fund Declaration of Trust, the Note Indenture, the Notes, the Initial Notes, the Over-Allotment Note, the Acquisition Agreement, the Tax Escrow Agreement, the New Credit Facilities, the Supply Agreement, the Non-Solicitation Agreement, the Cenveo Depew Acquisition Agreement, the Subscription and Escrow Agreement, the Registration Rights Agreement and the Cost Support Agreement;

         "REGULATION S" means Regulation S under the 1933 Act;

         "RULE 144A" means Rule 144A under the 1933 Act;

         "SEC" means the United States Securities Exchange Commission;

         "SELLING FIRM" has the meaning given to it in section 3;

         "SUBSCRIPTION AND ESCROW AGREEMENT" means the subscription and escrow agreement described under the heading "Executive
         Compensation - Management Profit Sharing Plan" in the Prospectus;

         "SUBSIDIARY" has the meaning given to it in the Securities Act
         (Quebec);

         "SUPPLY AGREEMENT" means the product supply agreement among the Fund, Amalco and Cenveo to be entered on the Closing Date as described in the Prospectus under "Business of Supremex - Relationship with Cenveo";

         "SUPREMEX" means Supremex Inc.;

         "TAX ESCROW AGREEMENT" means the escrow agreement to be entered into on or prior to Closing among Cenveo US, the Fund and TD Trust Company., as escrow agent;

         "TRANSFER AGENT" means Computershare Investor Services Inc.;

         "TRUSTEES" means the trustees of the Funds, appointed from time to time;

         "TSX" means the Toronto Stock Exchange;

         "UNDERWRITER" and "UNDERWRITERS" have the respective meanings given to them above;

         "UNDERWRITING FEE" has the meaning given to it above;


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                                   - 8 -

         "UNITS" has the meaning given to it above;

         "U.S. PLACEMENT MEMORANDUM" means the private placement memorandum of the Fund dated March 17, 2006 for the placement of the Units in the United States in accordance with Rule 144A; and

         "U.S. SECURITIES LAWS" means all applicable securities laws of the United States including, but not limited to, the 1933 Act and the 1934 Act and including the state securities laws of each of the U.S. States in which the Units are offered and the respective rules, regulations, orders and rulings under such laws, together with applicable published policies, policy statements and notices of the securities regulatory authorities in the United States and in each of the U.S. States.

Unless otherwise expressly provided in this Agreement, words importing only the singular number include the plural and vice versa and words importing gender include all genders. Reference to "Sections" or "Clauses" are to the appropriate section or clause of this Agreement.

The parties acknowledge that this Agreement is being executed on behalf of the Fund by its trustee and that the obligations of the Fund hereunder shall not be binding upon any of the trustees of the Fund personally or on any unitholder of the Fund in any manner whatsoever in respect of any indebtedness, obligation or liability of the Fund arising hereunder or arising in connection herewith or from the matters to which this Agreement relates, if any, including without limitation, claims based on negligence, which shall be limited to, and satisfied only, out of the Trust Assets (as defined in the Fund Declaration of Trust).

All references to dollars or "$" are to Canadian dollars unless otherwise expressed.

                            TERMS AND CONDITIONS

1.       COMPLIANCE WITH SECURITIES LAWS

The Fund represents and warrants to, and covenants and agrees with, the Underwriters that the Fund has prepared and filed the Preliminary Prospectus and the Amended Preliminary Prospectus and has obtained pursuant to NP 43-201 a MRRS decision document evidencing the issuance by the Canadian Securities Regulators of receipts for each of the Preliminary Prospectus and the Amended Preliminary Prospectus. The Fund will promptly and, in any event no later than the Business Day after the execution and delivery of this Agreement, prepare and file a Final Prospectus and will obtain the Final MRRS Decision Document. The Fund will promptly fulfil and comply with, to the reasonable satisfaction of the Underwriters, the Canadian Securities Laws required to be fulfilled or complied with by the Fund to enable the Units to be lawfully distributed to the public in the Qualifying Provinces through the Underwriters or any other investment dealers or brokers registered as such in the Qualifying Provinces.

2.       DUE DILIGENCE

Prior to the filing of each of the Preliminary Prospectus and the Amended Preliminary Prospectus the Fund has, and prior to the filing of the Final Prospectus the Fund shall, permit the Underwriters to review each of the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus and shall allow each of the Underwriters to conduct any due diligence



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                                   - 9 -


investigations which any of them reasonably requires in order to fulfil its obligations as an underwriter under the Canadian Securities Laws and U.S. Securities Laws and in order to enable it to responsibly execute the certificate in the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus required to be executed by it. Following the filing of the Final Prospectus and up to the later of the Closing Date and the date of completion of the distribution of the Units, the Fund shall allow each of the Underwriters to conduct any due diligence investigations which any of them reasonably requires.

3.       DISTRIBUTION AND CERTAIN OBLIGATIONS OF THE UNDERWRITERS

         (a) Each of the Underwriters shall, and shall require any investment dealer or broker, other than the Underwriters, with which it has a contractual relationship in respect of the distribution of the Units (a "Selling Firm"), to comply with the Canadian Securities Laws in connection with the distribution of the Units in Canada and shall offer the Units for sale to the public in Canada directly and through Selling Firms upon the terms and conditions set out in the Prospectus and this Agreement. Each of the Underwriters shall, and shall require any Selling Firm to, offer for sale to the public and sell the Units only in those jurisdictions where they may be lawfully offered for sale or sold. The Underwriters shall not, without the consent of the Fund, distribute the Units outside Canada and the United States.

         (b) Each of the Underwriters shall, and shall require any Selling Firm to agree to, distribute the Units in Canada and in the United States in a manner which complies with and observe all applicable laws and regulations (including Rule 144A and Regulation S) in each jurisdiction into and from which they may offer to sell the Units or distribute the Prospectus or any Prospectus Amendment in connection with the distribution of the Units and will not, directly or indirectly, offer, sell or deliver any Units or deliver the Prospectus or any Prospectus Amendment to any person in any jurisdiction other than in the Qualifying Provinces and the Qualifying States except in a manner which will not require the Fund to violate any law or comply with the registration, prospectus, filing or other similar requirements under the applicable securities laws of such other jurisdictions.

         (c) For the purposes of this section 3, each of the Underwriters shall be entitled to assume that the Units are qualified for distribution in any Qualifying Province where a receipt or similar document for the Prospectus shall have been obtained from the applicable securities commission following the filing of the Prospectus, and none of the Underwriters shall be liable in respect of or in relation to any of the other Underwriters' performance of their obligations pursuant to this section 3 or Schedule A.

         (d) The Fund and the Underwriters agree that Schedule A to this Agreement, entitled "Rule 144A Sales in the United States", is incorporated by reference in and shall form part of this Agreement.

         (e) The Underwriters shall cause the distribution of the Units to occur in such a manner that less than 49% of the units are purchased by Non-Residents (as defined in the Fund Declaration of Trust) and shall, upon the reasonable request



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                                   - 10 -


                  of the Fund, provide the Fund with a certificate specifying the number of Units purchased by Non-Residents pursuant to such distribution.

4.       DELIVERY OF DOCUMENTS

         (a)      DELIVERIES ON FILING

On or prior to the day of the filing of the Final Prospectus, the Fund shall deliver to each of the Underwriters:

                  (i) a copy of each of the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus in the English language signed and certified as required by the Canadian Securities Laws in the Qualifying Provinces other than Quebec;

                  (ii) a copy of each of the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus in the French language signed and certified as required by the Canadian Securities Laws applicable in Quebec;

                  (iii) a copy of any other document required to be filed along with the Prospectus by the Fund under the Canadian Securities Laws;

                  (iv) a copy of the Preliminary U.S. Placement Memorandum and the U.S. Placement Memorandum;

                  (v) opinions of Stikeman Elliott LLP, dated the date of each of the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus, respectively, in form and substance satisfactory to the Underwriters, Cenveo and Cenveo US and their counsel, acting reasonably, addressed to the Underwriters, their counsel, the Fund, the Trustees, Cenveo and Cenveo US to the effect that the French language version of each of the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus, except for the Financial Statements and Financial Information, as to which no opinion need be expressed by such counsel, is, in all material respects, a complete and proper translation of the English language version thereof;

                  (vi) opinions of Ernst & Young LLP dated the date of each of the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus, respectively, in form and substance satisfactory to the Underwriters, Cenveo and Cenveo US and their counsel, acting reasonably, addressed to the Underwriters, their counsel, the Fund, the Trustees, Cenveo and Cenveo US to the effect that the French language version of the Financial Statements and the Financial Information contained in each of the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus is, in all material respects, a complete and proper translation of the English language version thereof; and


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                                   - 11 -

                  (vii) a "long-form" comfort letter of Ernst & Young LLP, dated the date of the Final Prospectus (with the requisite procedures to be completed by such auditors within two Business Days of the date of the Final Prospectus), addressed to the Underwriters, the Trustees, Cenveo and Cenveo US in form and substance satisfactory to the Underwriters, Cenveo and Cenveo US, acting reasonably, with respect to certain financial and accounting information relating to the Fund, Supremex and the Business in the Final Prospectus, which letter shall be in addition to the auditors' report contained in the Final Prospectus and the auditors' comfort letters addressed to the Canadian Securities Regulators.

         (b)      PROSPECTUS AMENDMENTS

In the event that the Fund is required by Canadian Securities Laws to prepare and file a Prospectus Amendment, the Fund shall prepare and deliver promptly to the Underwriters signed and certified copies of such Prospectus Amendment in the English and French language. Any Prospectus Amendments shall be in form and substance satisfactory to the Underwriters and their counsel. Concurrently with the delivery of any Prospectus Amendments, the Fund shall deliver to the Underwriters (and Cenveo and Cenveo US in the case of sections 4(a)(vi) and (vii)), with respect to such Prospectus Amendment, documents similar to those referred to in sections 4(a)(iii), (a)(iv),
(a)(v), (a)(vi) and (a)(vii). Subject to their rights under Section 15, the Underwriters agree to deliver a copy of any Prospectus Amendment to each purchaser of Units from the Underwriters.

In addition to the matters set forth above in this section 4 and in section 9, the Fund shall, in good faith, discuss with the Underwriters any change, event or fact contemplated in those sections that is of a nature that there may be reasonable doubt as to whether notice should be given to the Underwriters under section 9 and shall consult with the Underwriters with respect to the form and content of any Prospectus Amendment, it being understood and agreed that no such Prospectus Amendment shall be filed with any Canadian Securities Regulator prior to being reviewed by the Underwriters and their counsel.

         (c)      COMMERCIAL COPIES

The Fund shall cause commercial copies of the Final Prospectus in the English and French languages and the U.S. Placement Memorandum to be delivered to the Underwriters without charge, in such quantities and in such cities as the Underwriters may reasonably request to the printer of such documents. Such delivery of the Final Prospectus shall be effected as soon as possible after filing thereof with, and receipt of a MRRS decision document therefor from, the Canadian Securities Regulators but, in any event, on or before 5:00 p.m. (Eastern time) on the second Business Day following filing of the Final Prospectus. Such deliveries shall constitute the consent of the Fund to the Underwriters' use of the Final Prospectus and the U.S. Placement Memorandum for the distribution of the Units in the Qualifying Provinces and the Qualifying States in compliance with the provisions of this Agreement, Canadian Securities Laws and U.S. Securities Laws. The Fund shall similarly cause to be delivered commercial copies of any Prospectus Amendments. The commercial copies of the Final Prospectus shall be identical in content to the electronically transmitted versions thereof filed with Canadian Securities Regulators pursuant to the System for Electronic Document Analysis and Retrieval.

         (d)      PRESS RELEASES

During the period commencing on the date hereof and until completion of the distribution of the Units, the Fund will promptly provide the Underwriters drafts of any press releases of the Fund for review by the Underwriters and their counsel prior to issuance; the Underwriters covenant to use best efforts to complete such review in a timely and reasonable manner.

5.       REPRESENTATIONS AND WARRANTIES

         (a)      REPRESENTATIONS AS TO PROSPECTUS AND PROSPECTUS AMENDMENTS

Filing of each of the Preliminary Prospectus, the Amended Preliminary Prospectus, the Final Prospectus and any Prospectus Amendment shall constitute a representation and warranty by the Fund and Supremex solidarily to the Underwriters that as at their respective dates and as at the date of filing of each of the Preliminary Prospectus, Amended Preliminary
Prospectus, Final Prospectus and any Prospectus Amendment, as applicable:

                  (i) all information and statements (other than information and statements relating solely to the Underwriters which was provided by the Underwriters in writing specifically for use in the Preliminary Prospectus, Amended Preliminary Prospectus, Final Prospectus or any Prospectus Amendment) contained in the Preliminary Prospectus, Amended Preliminary Prospectus, Final Prospectus and any Prospectus Amendment are true and correct in all material respects and contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Fund, Supremex, the Business and the Units;

                  (ii) no material fact (other than facts relating solely to the Underwriters) has been omitted from such disclosure that is required to be stated in such disclosure or is necessary to make the statements contained in such disclosure not misleading in light of the circumstances under which they were provided or made; and

                  (iii) such documents, comply with the requirements of Canadian Securities Laws.

Such filings shall also constitute the Fund's consent to the Underwriters' use of the Final Prospectus and any Prospectus Amendment in connection with the distribution of the Units in the Qualifying Provinces in compliance with this Agreement and Canadian Securities Laws.

         (b)      REPRESENTATIONS AND WARRANTIES OF THE FUND AND SUPREMEX

The Fund and Supremex solidarily represent and warrant to the Underwriters that, and acknowledge that the Underwriters are relying upon such representations and warranties in purchasing the Units, if any:

                  (i) the Fund is an unincorporated open-ended trust established under the laws of the Province of Quebec pursuant to the Fund Declaration of Trust and the Trustees, acting in their capacity as trustees of the Fund, have all necessary power and authority to administer, control and hold title to the Fund's assets and execute the Fund's undertaking, and to enter into and perform the Fund's obligations under this Agreement and each of the Related Agreements to which it is a party;

                  (ii) Gilles Cyr is, as of the date hereof, the sole Trustee of the Fund and, upon Closing, the persons identified as Trustees in the Prospectus will have been duly appointed as trustees;

                  (iii) (A) immediately prior to Closing and completion of the Closing Transactions, the Fund's authorized capital consists of an unlimited number of Units of which 10 Units are issued and outstanding as of the date hereof; (B) immediately following Closing, assuming the over-allotment option has not been exercised, there will be 31,311,667 Units issued and outstanding; (C) except for the over-allotment option, no person, firm or corporation has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an option or other agreement for the purchase from the Fund of any unissued Units or other securities of the Fund; and (D) immediately following Closing, the Fund will not hold interests in any other entity other than the Material Subsidiaries;

                  (iv) each of the Material Subsidiaries (other than Amalco) is a corporation validly existing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to own, lease and operate its assets and to carry on its business as described in the Prospectus (including the Business), and to enter into and perform its obligations under each of the Related Agreements to which it is a party;

                  (v) immediately after Closing and completion of the Closing Transactions, Amalco will be a corporation validly existing under the CBCA and will have all necessary corporate power and authority to own, lease and operate its assets and to carry on its business as described in the Prospectus (including the Business), and to enter into and perform its obligations under each of the Related Agreements to which it is a party;

                  (vi) (A) immediately after Closing and completion of the Closing Transactions, the Fund will be the registered owner, as the case may be, of all of the issued and outstanding shares of Amalco and Amalco will be the registered owner of all of the issued and outstanding shares of Buffalo Envelope Inc.; and (B) no person, firm or corporation has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an option or other agreement for the purchase from any of the Material Subsidiaries of any unissued share or other security of such Material Subsidiary;

                  (vii) neither the Fund nor any of the Material Subsidiaries is in violation of, and the execution and delivery of this Agreement, the performance by each of the Fund and the Material Subsidiaries of its respective obligations under this Agreement and each of the Related Agreements to which it is a party, and the consummation of the Closing Transactions by each of the Fund and the Material Subsidiaries (as applicable) will not result in any breach or violation of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time, or both, would constitute a default under, (A) any term or provision of its respective constating documents or by-laws, (B) any resolution of the Trustees or unitholders of the Fund or directors or securityholders of any of the Material Subsidiaries, or (C) except as would not have a material adverse effect on the business, results of operations or financial condition of the Fund and the Material Subsidiaries taken as a whole, any contract, hypothec, mortgage, note, indenture, joint venture or partnership arrangement, or other agreement (written or oral) to which any of the Fund or the Material Subsidiaries is a party, or any instrument, judgment, decree, order, statute, rule, licence or regulation applicable to any of the Fund or the Material Subsidiaries;

                  (viii) no approval, authorization, consent or other order of, and no filing, registration or recording with any governmental authority is required of any of the Fund or the Material Subsidiaries in connection with the execution or with the performance of this Agreement by the Fund and Supremex, the consummation by the Fund and the Material Subsidiaries of the Closing Transactions (including in respect of the transfers of securities to be made in connection therewith) or to comply with Canadian Securities Laws with regard to the distribution of the Units in the Qualifying Provinces or with U.S. Securities Laws with regard to the distribution of the Units in the Qualifying States, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Units (as to which no representation or warranty is given);

                  (ix) this Agreement has been duly authorized, executed and delivered by each of the Fund and Supremex and constitutes a legal, valid and binding obligation of the Fund and Supremex enforceable against the Fund and Supremex in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law;

                  (x) at, before or immediately after Closing, as applicable, each of the Related Agreements to which each of the Fund and/or any of the Material Subsidiaries is a party will have been duly authorized, executed and delivered by the Fund and/or such Material Subsidiaries, as applicable, and will constitute a legal, valid and binding obligation of the Fund and each such Material Subsidiary enforceable against the Fund and each such Material Subsidiary in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law;

                  (xi) the description of each of the Related Agreements in the Prospectus is, in all material respects, a true, complete and accurate description of the material terms and conditions of each such Related Agreement;

                  (xii) the description of the securities of the Fund, and Supremex in the Prospectus is, in all material respects, a true, complete and accurate description of the rights, privileges, restrictions, terms and conditions attaching to such securities;

                  (xiii) no agreement is currently in force or effect which, in any manner, affects the voting or control of any of the securities of the Fund and, at the Closing Time, no such agreement will be in force or effect;

                  (xiv) at the Closing Time, the Purchased Units will be validly created and be duly authorized and issued as fully-paid and non-assessable;

                  (xv) if applicable, at the Option Closing Time, the Additional Units will be validly created and duly authorized and issued as fully-paid and non-assessable;

                  (xvi) no securities commission, stock exchange or comparable authority has issued any order preventing or suspending the use or effectiveness of the Preliminary Prospectus, the Amended Preliminary Prospectus, the Final Prospectus, or any Prospectus Amendment or preventing the distribution of the Units, if any, in any Qualifying Province nor instituted proceedings for that purpose and, to the knowledge of the Fund, no such proceedings are pending or contemplated;

                  (xvii) at the Closing Time, Computershare Investor Services Inc, at its offices in the cities of Montreal and Toronto, will have been duly appointed as registrar, transfer agent and distribution disbursing agent for the Units;

                  (xviii) except as disclosed in the Prospectus, there is no litigation or governmental or other proceeding or investigation at law or in equity before any court or before or by any federal, provincial, state, municipal or other governmental or public department, commission, board, agency or body, domestic or foreign, pending or, to the Fund's or Supremex's knowledge, threatened (and none of the Fund or Supremex knows of any basis therefor) against, or involving the assets, properties or business of, the Fund or any of the Material Subsidiaries nor are there any matters under discussion with any governmental authority relating to taxes, governmental charges or assessments asserted by any such authority which would have a material adverse effect on the business, results of operations or financial condition of the Fund and the Material Subsidiaries, taken as a whole;

                  (xix) the Units have been conditionally approved for trading on the TSX subject to satisfaction of the listing conditions set forth in the conditional approval letter of the TSX dated March 16, 2006;

                  (xx) the Fund is not a non-resident of Canada under the Income Tax Act (Canada) and, subject to meeting the minimum distribution requirements with respect to the purchasers of the Units pursuant to paragraph 132(6)(c) of the Income Tax Act (Canada) and the filing of an election under sub-section 132(6.1) of the Income Tax Act (Canada), the Fund will, at the Closing Date, qualify as a "mutual fund trust" under the Income Tax Act (Canada);

                  (xxi) the Financial Statements in the Prospectus and any Prospectus Amendment have been prepared in accordance with the applicable books and records of the Fund and Supremex and present fairly in all material respects (on a pro forma basis when applicable) the consolidated financial position of the Fund and Supremex, as applicable, as of the applicable dates, and the results of operations and cash flows of the Fund and Supremex, as applicable, for the applicable periods, except as otherwise indicated in the Financial Statements.

                  (xxii) Except as reflected, reserved against or otherwise disclosed in the Financial Statements, as of December 31, 2005, Supremex did not have any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise) that would have been required to be reflected by it in the balance sheet of Supremex dated as of such date included in the Financial Statement in accordance with GAAP, with such exceptions as are not, individually or in the aggregate, reasonably likely to result in a material adverse effect on the business, financial condition or results of operations of the Fund and the Material Subsidiaries, taken as a whole;

                  (xxiii) none of the Fund or any of the Material Subsidiaries has incurred any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that continue to be outstanding, except as disclosed in the Financial Statements or the Prospectus, or incurred in the ordinary course of business, other than those liabilities and obligations that are not, individually or in the aggregate, reasonably likely to result in a material adverse effect on the business, financial condition or results of operations of the Fund and the Material Subsidiaries, taken as a whole;

                  (xxiv) other than in connection with the Closing Transactions or as otherwise disclosed in the Final Prospectus, since December 31, 2005:

                           (A) the Material Subsidiaries have operated their business (including the Business), taken as a whole, in the ordinary course;

                           (B) there has not been any material adverse change in the assets, liabilities, business, financial condition or results of operations of the Fund and the Material Subsidiaries, taken as a whole;

                           (C) there has not been any acquisition of all or substantially all of the assets or properties or of the securities or business of any other person by the Fund or any of the Material Subsidiaries or any merger, consolidation or amalgamation involving the Fund or any Material Subsidiaries;

                           (D) none of the Fund or any of the Material Subsidiaries has transferred, assigned, sold, distributed, dividended or otherwise disposed of any of the material assets shown or reflected in the Financial Statements or cancelled any material debts or entitlements;

                           (E)      through the date of this Agreement,
                                    there has not been any incurrence by the Fund or any Material Subsidiary of any indebtedness for borrowed money or incurrence, assumption or guarantee of, or any other act to become responsible for, any liabilities or obligations or indebtedness of any other person, or making of loans or advances by the Fund or any Material Subsidiary to any person, other than in the ordinary course of business; or

                           (F) there has not been any change in the financial or accounting practices or policies of any Material Subsidiaries, except as required by applicable legislation or GAAP;

                  (xxv) the Financial Information (other than the information described in items (b), (d), (g), (h) and (i) of such term) and the unaudited pro forma consolidated financial statements of the Fund included in the Prospectus has been properly compiled to give effect to the assumptions and adjustments described in respect thereof, which assumptions are reasonable;

                  (xxvi) each of the Fund and Material Subsidiaries maintains or, at the Closing Date, will have established and will maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations;
                           (B) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorizations; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (xxvii) the reports and statistical and market-related data included in the Prospectus are derived from sources which were provided to Supremex and which Supremex reasonably and in good faith believes to be accurate and reliable;

                  (xxviii) other than as discussed in the Prospectus, no
                           acquisitions or dispositions have been made by Supremex in the three most recently completed fiscal years that are "significant acquisitions" or "significant dispositions" and neither the Fund nor any of the Material Subsidiaries are a party to any contract with respect to any transaction that would constitute a "probable acquisition", in each case which would require disclosure in the Prospectus pursuant to Regulation Q-28 respecting General Prospectus Requirements or similar requirements of other Canadian Securities Laws;

                  (xxix) Ernst & Young LLP are independent with respect to the Fund and the Material Subsidiaries within the meaning of the Canadian Securities Laws and of the Code of Ethics of Chartered Accountants of Quebec and there has not been any "reportable event" (within the meaning of Regulation 51-102 concerning Continuous Disclosure Obligations (Quebec)) with the auditors of the Fund or any of the Material Subsidiaries with respect to the last three years, as if each had been a public reporting issuer during that time;

                  (xxx) no trustee, director or officer, former trustee, director or officer, unitholder, shareholder or employee of, or any other person not dealing at arm's length with, the Fund or any of the Material Subsidiaries, and their respective directors, officers or employees, will continue after the Closing Time to be engaged in any material transaction or arrangement with, to be a party to a material contract with, or to have any material indebtedness, liability or obligation to, the Fund or any of the Material Subsidiaries, except as disclosed in the Prospectus;

                  (xxxi) the minute books and related records of Supremex, PNG Inc. and Innova Envelope Inc. made available to counsel for the Underwriters in connection with their due diligence investigation in respect of the offering of the Units constitute all of the minute books and related records of any Material Subsidiaries and, to the knowledge of Supremex, contain copies of all proceedings (or certified copies thereof) of the shareholders, the boards of directors and all committees of the boards of directors of any Material Subsidiaries to the date of review of such corporate records and minute books and, to the knowledge of Supremex, there have been no other meetings, resolutions or proceedings of the shareholders, board of directors or any committees of the board of directors of any Material Subsidiaries to the date of review of such corporate records and minute books not reflected in such minutes and other records, other than those which have been disclosed to the Underwriters;

                  (xxxii) except as contemplated hereby, there is no person acting or purporting to act at the request of the Fund or any of the Material Subsidiaries who is entitled to any brokerage or agency fee in connection with the sale of the Units; and

                  (xxxiii) each of the representations and warranties made
                           by Cenveo and Cenveo US in sections 3.6 to 3.26 inclusively of the Acquisition Agreement to the Fund and Supremex and each of the representations and warranties of Cenveo US in sections 3.4 to
                           3.14 inclusively of the Cenveo Depew Acquisition Agreement to Buffalo Envelope Inc. are true and correct as of the date hereof and are hereby incorporated by reference into this Agreement and shall apply mutatis mutandis as if they were representations and warranties made by the Fund and Supremex to the Underwriters in this Agreement.

         (c)      REPRESENTATIONS AND WARRANTIES OF CENVEO AND CENVEO US

         Cenveo and Cenveo US hereby solidarily represent and warrant that, as of the date hereof and as at the Closing Time, the following to the Underwriters and acknowledges that the Underwriters are relying upon such representations and warranties in purchasing the
         Units:

                  (i) it is a corporation validly existing under the laws of the State of Colorado or Delaware, as applicable, and has all necessary power and authority to own, lease and operate its assets, to carry on its business, and to enter into and perform its obligations under this Agreement and each of the Related Agreements to which it is a party;

                  (ii) the execution of this Agreement and each of the Related Agreements to which it is a party, and the performance of its obligations hereunder and thereunder has been duly authorized by all necessary corporate action on its part;

                  (iii) it is not in violation of, and the execution of each of this Agreement and the Related Agreements to which it is a party, the performance by it of its obligations under this Agreement and each of the Related Agreements to which it is a party and the consummation of the Closing Transactions by it will not result in any breach or violation of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time, or both, would constitute a default under, (A) any term or provision of its constating documents or by-laws,
                           (B) any resolution of its directors or
                           securityholders, or (C) with such exceptions as do not have a material adverse effect on the ability of Cenveo or Cenveo US to perform their respective obligations pursuant to this Agreement and except for such consents as may be required in relation to item (x) below which will have been obtained on or prior to the Closing Date, any contract, hypothec, mortgage, note, indenture, lease, joint venture or partnership arrangement or other agreement (written or oral) to which it is a party, or any instrument, judgment, decree, order, statute, rule, licence or regulation applicable to it, including without limitation (x) the US$300 million senior secured credit facility of Cenveo with a group of banks which matures in

                           June 2008, (y) the note indenture pursuant to which the US$320 million of 7-7/8% senior subordinated notes of Cenveo due 2013 were issued, and (z) the note indenture pursuant to which the US$350
                           million 9-5/8% senior notes of Cenveo due 2012 were issued;

                  (iv) each of this Agreement and the Related Agreements to which it is a party constitutes a legal, valid and binding obligation of each of Cenveo and Cenveo US, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law;

                  (v) none of Cenveo, Cenveo US or any of their respective controlled affiliates (other than the Fund and Supremex and their respective subsidiaries), directors officers or employees, or any other person not dealing at arm's length with Cenveo, Cenveo US or any of their respective controlled affiliates (other than the Fund and Supremex and their respective subsidiaries) will continue after the Closing Time to be engaged in any transaction or arrangement with, to be a party to a contract with, or to have any indebtedness, liability or obligation to, the Fund or any of the Material Subsidiaries, except as disclosed in the Prospectus or contemplated by the Related Agreements;

                  (vi) Cenveo Canada is a corporation validly existing under the laws of Nova Scotia and has all necessary corporate power and authority to enter into and perform its obligations under each of the Related Agreements to which it is a party;

                  (vii) Immediately prior to the amalgamation of Supremex with Cenveo Canada to form Amalco, (A) Cenveo US will be the registered owner of all of the issued and outstanding shares of Cenveo Canada, and (B) other than pursuant to the Acquisition Agreement, no person, firm or corporation has any agreement or option, right or privilege (whether pre-emptive or contractual) capable of becoming an option or other agreement for the purchase of any unissued share or other security of Cenveo Canada;

                  (viii) (w) Cenveo Canada is not in violation of, and its continuation under the CBCA and the consummation of its amalgamation with Supremex to form Amalco will not result in, and (x) the performance by Amalco of its obligations under the Related Agreements to which Amalco is a party and the consummation of the Closing Transactions by Amalco will not result in, any breach or violation of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time, or both, would constitute a default under: (A) any term or provision of the constating documents or by-laws of Cenveo Canada, (B) any resolution of the directors or securityholders of Cenveo
                           Canada, or (C) with such exceptions as do not have a material adverse effect on (y) the ability of

                           Cenveo Canada to effect its continuation under the CBCA and consummate its amalgamation with Supremex to form Amalco, and (z) the ability of Amalco to perform its obligations under the Related Agreements to which Amalco is a party and to consummate the Closing Transactions, any contract, hypothec, mortgage, note, indenture, joint venture or partnership arrangement, or other agreement (written or oral) to which Cenveo Canada is a party, or any instrument, judgment, decree, order, statute, rule, licence or regulation applicable to Cenveo Canada;

                  (ix) at, before or immediately after Closing, as applicable, each of the Related Agreements to which Cenveo Canada is a party will have been duly authorized, executed and delivered by Cenveo Canada and will constitute a legal, valid and binding obligation of Cenveo Canada enforceable against Cenveo Canada in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable law;

                  (x) except as disclosed in the Prospectus, there is no litigation or governmental or other proceeding or investigation at law or in equity before any court or before or by any federal, provincial, state, municipal or other governmental or public department, commission, board, agency or body, domestic or foreign, pending against, or involving the assets, properties or business of, Cenveo Canada nor are there any matters under discussion with any governmental authority relating to taxes, governmental charges or assessments asserted by any such authority which would have a material adverse effect on the business, results of operations or financial condition of Cenveo Canada, Supremex and its subsidiaries taken as a whole; and

                  (xi) other than the sections of the Prospectus entitled "Canadian Income Tax Considerations" and "Eligibility for Investment" and the information and statements relating solely to the Underwriters as to which no representation is given, the Prospectus constitutes full, true and plain disclosure of all material facts relating to the Business and does not contain any misrepresentation.

         (d)      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                  (i) The representations, warranties, obligations and agreements of the Fund and Supremex contained in this Agreement and in any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Units shall survive the purchase of the Units and shall continue in full force and effect for a period of 18 months from the Closing Date unaffected by any subsequent disposition of the Units by the Underwriters or the termination of the Underwriters' obligations and shall not be limited or prejudiced by any investigation made by or on behalf of the

                           Underwriters in connection with the preparation of the Prospectus, any Prospectus Amendments or the distribution of the Units, except that: (w) the representations and warranties set out in sections 5(a), 5(b)(xi) and 5(b)(xii) (and the related indemnity obligation with respect to the foregoing sections) shall survive for a period of 90 days following the date on which the Fund is no longer liable under Canadian Securities Laws for a misrepresentation under the Prospectus, (x) the representations and warranties set out in sections 5(b)(i) to 5(b)(vi) inclusively, 5(b)(vii)(A) and (B), 5(b)(ix), 5(b)(xiv) and
                           5(b)(xv) (and the related indemnity obligation with respect to the foregoing sections) shall survive the Closing and continue in full force and effect without limitation of time, (y) the representations and warranties set out in section 5(b)(xxxiii) (and the related indemnity obligation with respect to the foregoing section) shall be subject to the time limitations set forth in section 7.1 of the Acquisition
                           Agreement, and (z) a claim for any breach of any of the representations and warranties of the Fund or Supremex contained in this Agreement involving fraud shall not be subject to any limitation of time.

                  (ii) The representations, warranties, obligations and agreements of Cenveo and Cenveo US contained in this Agreement and in any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Units shall survive the purchase of the Units and shall continue in full force and effect for a period of 18 months from the Closing Date unaffected by any subsequent disposition of the Units by the Underwriters or the termination of the Underwriters' obligations and shall not be limited or prejudiced by any investigation made by or on behalf of the Underwriters in connection with the preparation of the Prospectus, any Prospectus Amendments or the distribution of the Units, except that: (x) the representations and warranties set out in section 5(c)(i), 5(c)(ii), 5(c)(iii)(A), 5(c)(iii)(B), 5(c)(iv), 5(c)(vi),
                           5(c)(viii)(A), 5(c)(viii)(B) and 5(c)(ix) (and the related indemnity obligation with respect to the foregoing sections) shall survive the Closing and continue in full force and effect without limitation of time, and (y) the representations and warranties set out in and sections 5(c)(x) and 5(c)(xi) (and the related indemnity obligation with respect to the foregoing sections) inclusively shall survive until the date that is three years and 90 days following the Closing Date (i.e., the date on which the Fund is no longer liable under Canadian Securities Laws for a misrepresentation under the Prospectus).

6.       COVENANTS OF THE FUND

The Fund covenants and agrees with the Underwriters, Cenveo and Cenveo US that:

         (a) it will advise the Underwriters, promptly after receiving notice thereof, of the time when the Final Prospectus has been filed and when the Final MRRS Decision Document in respect thereof and any other receipts have been obtained and will provide evidence satisfactory to the Underwriters of each filing and the issuance of the Final MRRS Decision Document and any other receipts;

         (b) it will advise the Underwriters, promptly after receiving notice or obtaining knowledge, of: (i) the issuance by any Canadian Securities Regulator of any order suspending or preventing the use of the Preliminary Prospectus, the Amended Preliminary Prospectus, the Final Prospectus or any Prospectus Amendment; (ii) the suspension of the qualification of the Units for distribution or sale in any of the Qualifying Provinces; (iii) the institution or threatening of any proceeding for any of those purposes; or (iv) any requests made by any Canadian Securities Regulator for amending or supplementing the Prospectus, or for additional information, and will use its commercially reasonable efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the withdrawal of the order promptly;

         (c) it will, and will cause each of the Material Subsidiaries to, apply the proceeds from the issue and sale of the Units in accordance with the disclosure set out under the heading "Use of Proceeds" in the Prospectus;

         (d) except for the Initial Notes and the Over-Allotment Note, it will not issue any third party indebtedness until the 31st day following the Closing Date;

         (e) it will, and will cause each of the Material Subsidiaries to, execute and deliver the Related Agreements to which it is a party;

         (f) after the Closing Date, the Fund will file the election contemplated by subsection 132(6.1) of the Income Tax Act (Canada) and any corresponding provision of provincial tax legislation to ensure its status as a "mutual fund trust" thereunder;

         (g) the Fund and the Material Subsidiaries will refund to the Underwriters the purchase price paid by them for the Purchased Units under this Agreement if the transactions contemplated by the Prospectus to occur at or immediately prior to Closing are not completed provided that, in such event, the Underwriters will return to the Fund the fees paid to them by the Fund, less any expenses as contemplated by section 18, and will return to investors any amounts paid by them for the Purchased Units; and

         (h) (A) if the over-allotment option is exercised in full by the Underwriters, the Fund will irrevocably direct payment at the Option Closing Time by the Underwriters of the aggregate of the Purchase Price of the Additional Units net of the applicable Underwriting Fee to Cenveo US as payment in full of the Over-Allotment Note; (B) if the over-allotment option is exercised in part by the Underwriters, the Fund will (x) irrevocably direct payment at the Option Closing Time by the Underwriters of the aggregate of the Purchase Price of such Additional Units net of the applicable Underwriting Fee to be purchased by the Underwriters on the Option Closing Date to Cenveo US as partial payment of the Over-Allotment Note, and (y) issue at the Option Closing Time to Cenveo US that number of units of the Fund prescribed by the Over-Allotment
                  Note, and (C) if the over-allotment option is not exercised by the Underwriters, the Fund will issue that number of units of the Fund prescribed by the Over-Allotment Note to Cenveo US as payment in full of the Over-Allotment Note. AcquisiCo shall pay to the Underwriters the Underwriting Fee with respect to any Additional Units purchased pursuant to the exercise in whole or in part by the Underwriters of the over-allotment option concurrently with any payment to be made by the Underwriters to Cenveo
                  US at the direction of the Fund pursuant to this paragraph (nothing in this sentence shall release the Fund from the obligation to make the foregoing payment).

7.       CHANGE OF CLOSING DATE

Subject to the termination provisions contained in section 14, if a material change or a change in a material fact occurs or is discovered prior to the Closing Date, the Closing Date shall be, unless the Fund and the Underwriters otherwise agree in writing or unless otherwise required under Canadian Securities Laws, the sixth Business Day following the later of:

                  (i) the date on which all applicable filings or other requirements of Canadian Securities Laws with respect to such material change or change in a material fact have been complied with in all Qualifying Provinces and any appropriate MRRS decision documents obtained for such filings and notice of such filings from the Fund or its counsel have been received by the Underwriters; and

                  (ii) the date upon which the commercial copies of any Prospectus Amendments have been delivered in accordance with section 4(c).

8.       COMPLETION OF DISTRIBUTION

The Underwriters shall after the Closing Time and, if applicable, the Option Closing Time, give prompt written notice to the Fund when, in the opinion of the Underwriters, they have completed distribution of the Purchased Units or the Additional Units as the case may be, including the total proceeds realized in each of the Qualifying Provinces, the Qualifying States and any other jurisdiction from such distribution.

9.       CHANGES

         (a)      MATERIAL CHANGE OR CHANGE IN MATERIAL FACT DURING
                  DISTRIBUTION

During the period from the date of this Agreement to the later of the Closing Date and the date of completion of distribution of the Units, the Fund shall promptly notify the Underwriters in writing of:

                  (i) any material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Fund or any Material Subsidiaries taken as a whole;

                  (ii) any material fact which has arisen or has been discovered and would have been required to have been stated in the Final Prospectus had the fact arisen or been discovered on, or prior to, the date of such document; and

                  (iii) any change in any material fact (which for the purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact) contained in the Final Prospectus or any Prospectus Amendment, which fact or change is, or may be, of such a nature as to render any statement in the Final Prospectus or any Prospectus Amendment misleading or untrue in any material respect or which would result in a misrepresentation in the Final Prospectus or any Prospectus Amendment or which would result in the Final Prospectus or any Prospectus Amendment not complying (to the extent that such compliance is required) with Canadian Securities Laws, in each case, as at any time up to and including the later of the Closing Date and the date of completion of the distribution of the Units.

The Fund shall promptly, and in any event within any applicable time limitation, comply, to the satisfaction of the Underwriters, acting reasonably, with all applicable filings and other requirements under the Canadian Securities Laws as a result of such fact or change; provided that the Fund shall not file any Prospectus Amendment or other document without first obtaining from the Underwriters their approval, after consultation with the Underwriters with respect to the form and content thereof, which approval will not be unreasonably withheld or delayed. The Fund shall in good faith discuss with the Underwriters any fact or change in circumstances (actual, anticipated, contemplated or threatened, financial or otherwise) which is of such a nature that there is reasonable doubt whether written notice need be given under this section 9(a).

         (b)      CHANGE IN CANADIAN SECURITIES LAWS

If during the period of distribution of the Units there shall be any change in Canadian Securities Laws that, in the opinion of the Underwriters, acting reasonably, requires the filing of a Prospectus Amendment, the Fund shall, to the satisfaction of the Underwriters, acting reasonably, promptly prepare and file such Prospectus Amendment with the appropriate securities regulatory authority in each of the Qualifying Provinces where such filing is required.

10.      SERVICES PROVIDED BY UNDERWRITERS AND UNDERWRITING FEE

In return for the Underwriters' services in acting as financial advisors to the Fund, assisting in the preparation of the Prospectus (and any Prospectus Amendments), advising on the final terms and conditions of the Units, performing and managing banking, selling or other groups for the sale of the Units, distributing the Units, both directly and to other registered dealers as brokers, and performing administrative work in connection with the distribution of the Units, the Fund agrees to cause AcquisiCo to pay the Underwriting Fee at the Closing Time and, if applicable, the Option Closing Time against delivery of the Units and, if applicable, the Additional Units. The Underwriting Fee shall be payable as provided for in section 11.

11.      DELIVERY OF PURCHASE PRICE, UNDERWRITERS' FEE AND CERTIFICATES

The purchase and sale of the Purchased Units and, if applicable, the Additional Units shall be completed at the Closing Time and the Option Closing Time, as the case may be, at the offices of Stikeman Elliott LLP, 1155 Rene-Levesque Boulevard West, Suite 4000, Montreal, Quebec, or at such other place as the Underwriters and the Fund may agree upon.

At the Closing Time or the Option Closing Time, as the case may be, the Fund shall duly and validly deliver to the Underwriters one or more definitive global unit certificate(s) representing the Purchased Units or the Additional Units, as the case may be registered in the name of CDS & Co. or in such other nominee name or names for CDS as the Lead Underwriters may notify the Fund in writing not less than 24 hours prior to the Closing Time or the Option Closing Time, as the case may be, against payment by the Underwriters, as directed by the Fund, of the Purchase Price for the Purchased Units or the Additional Units, as the case may be, by wire transfer in each case together with a receipt signed by the Lead Underwriters for such definitive global certificate(s) and for receipt of the Underwriting Fee.

In order to facilitate an efficient and timely closing at the Closing Time and the Option Closing Time, the Underwriters may choose to initiate a wire transfer of funds to the Fund or its counsel prior to the Closing Time or the Option Closing Time, as the case may be. If the Underwriters do so, the Fund agrees that such transfer of funds to the Fund prior to the Closing Time or the Option Closing Time does not constitute a waiver by the Underwriters of any of the conditions of the Closing or the Option Closing set out in this Agreement. Furthermore, the Fund agrees that any such funds received from the Underwriters prior to the Closing Time or the Option Closing Time, as the case may be, will be held in trust solely for the benefit of the Underwriters until the Closing Time or the Option Closing Time, as the case may be, and if the Closing or the Option Closing, as the case may be, does not occur at the scheduled Closing Time or the Option Closing Time, as the case may be, such funds shall be immediately returned by wire transfer to either of the Lead Underwriters, on behalf of the Underwriters, without interest. Upon the satisfaction of the conditions of the Closing or the Option Closing, as the case may be, and the delivery to the Underwriters of the items set out in section 13, the funds held in trust for the Underwriters shall be deemed to be delivered by the Underwriters to the Fund in satisfaction of the obligation of the Underwriters under this section 11 and upon such delivery the trust constituted by this section 11 shall be terminated without further formality.

12.      DELIVERY OF CERTIFICATES TO TRANSFER AGENT

The Fund shall, prior to the Closing Date or the Option Closing Date, as the case may be, make all necessary arrangements for the exchange of the definitive certificate(s) representing the Purchased Units or the Additional Units, as the case may be, on the Closing Date or the Option Closing Date, as the case may be, with CDS.

The Fund shall cause AcquisiCo to pay all fees and expenses payable to CDS and/or the Transfer Agent in connection with the preparation, delivery, certification and exchange of the certificates representing the Purchased Units and the Additional Units contemplated by this section 12 and the fees and expenses payable to CDS in connection with the initial or additional transfers as may be required in the course of the distribution of the Units.

13.      UNDERWRITERS' OBLIGATION TO PURCHASE

The Underwriters' obligation to purchase the Purchased Units at the Closing Time shall be subject to the accuracy of the representations and warranties of each of the Fund, Supremex, Cenveo and Cenveo US contained in this Agreement as of the date of this Agreement and in all material respects as of the Closing Date (except, in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects), the performance by each of the Fund, Supremex, Cenveo and Cenveo US of their respective obligations under this Agreement and the following conditions:

         (a)      DELIVERY OF OPINIONS

                  (i) the Underwriters, Cenveo and Cenveo US shall have received at the Closing Time a favourable legal opinion dated the Closing Date, in form and substance satisfactory to counsel to the Underwriters, Cenveo and Cenveo US addressed to the Underwriters and counsel to the Underwriters, Cenveo and Cenveo US from Stikeman Elliott LLP, counsel to the Fund and Supremex, as to the laws of Canada and the Qualifying Provinces, which counsel in turn may rely upon the opinions of local counsel where they deem such reliance proper as to the laws other than those of Canada and Quebec, British Columbia, Alberta and Ontario and as to matters of fact, on certificates of the auditors of the Fund and Supremex, public and stock exchange officials and officers of the Fund and Supremex, with respect to the following matters, assuming completion of the Closing and the Closing Transactions:

                           (A) as to the valid existence of each of the Fund and the Material Subsidiaries under the laws of their respective jurisdiction of organization or incorporation, as applicable;

                           (B) as to the authorized and issued capital of each of the Fund and the Material Subsidiaries;

                           (C) that the Fund or a Material Subsidiary, as applicable, is the registered owner of all of the issued and outstanding shares of each of the Material Subsidiaries;

                           (D) that each of the Fund and the Material Subsidiaries has all requisite power, capacity and authority under the laws of its respective jurisdiction of incorporation or organization, as applicable, and each is qualified to:

                                    (I)      carry on its businesses
                                             (including the Business) as
                                             presently carried on;

                                    (II)     own its property;

                                    (III)    in the case of the Fund, to
                                             issue the Units;

                                    (IV)     in the case of the Fund and
                                             Supremex, to enter into this
                                             Agreement; and

                                    (V)      in the case of the Fund and
                                             each of the Material
                                             Subsidiaries, to enter, into
                                             each of the Related Agreements
                                             to which it is a party, and to
                                             carry out the transactions
                                             contemplated thereby, including
                                             the Closing Transactions;

                           (E) that all necessary action has been taken by each of the Fund and the Material Subsidiaries to authorize, as applicable: (I) the execution and delivery of this Agreement,
                                    (II) the execution and delivery of each of the Preliminary Prospectus, Amended Preliminary Prospectus and Final Prospectus and, if applicable, any Prospectus Amendments, (III) the filing of each of the Preliminary Prospectus, the Amended Preliminary Prospectus and the Final Prospectus and, if applicable, any Prospectus Amendments under the Canadian Securities Laws in each of the Qualifying Provinces, and (IV) the execution and delivery of each of the Related Agreements to which it is a party and the performance of its obligations thereunder;

                           (F) that the Units and the Management Units have been duly authorized and, when issued and delivered, will be validly issued by the Fund and outstanding as fully paid and non-assessable Units;

                           (G) that the description of the Units in the Prospectus is, in all material respects, a true, complete and accurate description of the rights, privileges, restrictions and conditions attaching to the Units;

                           (H) that the execution and delivery of this Agreement by the Fund and Supremex, the fulfilment of the terms of this Agreement, the issue and sale of the Units and, the consummation of the transactions contemplated by this Agreement, do not and will not result in a breach (whether after notice or lapse of time or both) of any statute, by-law regulation, or of the terms, conditions or provisions of the constating documents of such parties or resolutions of trustees, directors or security holders of the Fund or Supremex or the Related Agreements to which the Fund or Supremex are bound;

                           (I)      that this Agreement has been duly
                                    authorized and executed by each of the
                                    Fund and Supremex and constitutes a
                                    legal, valid and binding obligation of
                                    the Fund and Supremex and is enforceable in accordance with its terms, except as enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought; provided that such counsel may express no opinion as to the enforceability of the indemnity provisions of section 15, the contribution provisions of section 16 and the severability provisions as set forth in section 17;

                           (J) that the execution and delivery by each of the Fund and the Material
                                    Subsidiaries of each of the Related
                                    Agreements to which it is a party, the
                                    fulfilment of the terms and the
                                    performance of the obligations of such
                                    party thereunder, and consummation of
                                    the transactions contemplated thereby do not and will not result in a breach (whether after notice or lapse of time or both) of any statute, law, by-law, regulation, decree, judgement or order, or the terms of any of the constating documents of such party or any resolutions of trustees, directors or security holders of such party;

                           (K)      that each of the Related Agreements
                                    governed by Canadian laws to which each
                                    of the Fund and the Material
                                    Subsidiaries is a party has been duly
                                    authorized and executed by each of the
                                    Fund and the Material Subsidiaries and
                                    constitutes a legal, valid and binding
                                    obligation of such party and is
                                    enforceable against it in accordance
                                    with its terms, except as enforcement
                                    thereof may be limited by bankruptcy,
                                    insolvency, reorganization, moratorium
                                    or similar laws affecting the rights of
                                    creditors generally and except as
                                    limited by the application of equitable
                                    principles when equitable remedies are
                                    sought; provided that such counsel may
                                    express no opinion as to the
                                    enforceability of non-compete or
                                    severability provisions of the Related
                                    Agreements, as applicable;

                           (L)      that the form and terms of the
                                    certificates representing the Units meet all legal requirements under the rules of TSX and have been duly approved by the Fund;

                           (M) that Computershare Investor Services Inc. at its principal offices in the cities of Montreal and Toronto has been duly appointed as the transfer agent and registrar for the Units of the Fund;

                           (N) that all documents have been filed, all requisite proceedings have been taken and all legal requirements have been fulfilled by the Fund to qualify the Units for distribution and sale to the public in each of the Qualifying Provinces through investment dealers or brokers registered under the applicable laws of the Qualifying Provinces who have complied with the relevant provisions of such applicable laws;

                           (O)      that, subject only to the filing of
                                    documents in accordance with the
                                    requirements of the TSX, the Units have
                                    been conditionally approved for listing
                                    by the TSX on or before the Closing
                                    Date;

                           (P)      that, subject to the assumptions,
                                    qualifications, limitations and
                                    restrictions set out therein, the
                                    statements contained in the Prospectus
                                    under the heading "Canadian Federal
                                    Income Tax Considerations" are an
                                    accurate summary of the principal
                                    Canadian federal income tax
                                    considerations generally applicable
                                    under the Income Tax Act (Canada) to a
                                    holder of Units described therein who
                                    acquires such Units pursuant to the
                                    Prospectus;

                           (Q) that the statements under the heading in the Prospectus "Eligibility for Investment" are accurate, subject to the assumptions, qualifications, limitations and restrictions set out therein;

                           (R) regarding compliance with the laws of Quebec relating to the use of the French language in connection with the documents (including the Preliminary Prospectus, the Amended Preliminary Prospectus, the Final Prospectus, Prospectus Amendments and certificates representing the Units) to be delivered to purchasers in Quebec; and

                           (S) as to all other legal matters reasonably requested by counsel to the Underwriters relating to the distribution of the Units.

                  (ii) the Underwriters shall have received at the Closing Time a favourable legal opinion dated the Closing Date, in form and substance satisfactory to counsel to the Underwriters, addressed to the Underwriters and counsel to the Underwriters from Timothy Davis, general counsel to Cenveo, with respect to the following matters, assuming completion of the Closing and the Closing Transactions, provided that Timothy Davis shall be entitled to rely on the opinion of Stikeman Elliott LLP as to matters governed by the laws of Quebec and the laws of Canada applicable therein:

                           (A) as to the valid existence of each of Cenveo and Cenveo US under the laws of the State of Colorado or Delaware, as applicable;

                           (B) that each of Cenveo and Cenveo US has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the Closing Transactions;

                           (C) that all necessary corporate action has been taken by each of Cenveo and Cenveo US to authorize, as applicable, the execution and delivery of this Agreement and the performance of its obligations hereunder;

                           (D)      that this Agreement has been duly
                                    authorized, executed and delivered by
                                    each of Cenveo and Cenveo US;

                           (E) that the execution and delivery by each of Cenveo ad Cenveo US of this Agreement, the fulfilment of the terms and the performance of the obligations of such party hereunder, and consummation of the transactions contemplated hereby do not and will not result in a breach (whether after notice or lapse of time or both) of the certificate of incorporation or by-laws of such party, of any statute, law or regulation or, to such counsel's knowledge, of any decree, judgement or order; and

                           (F) that each of the Acquisition Agreement and the Cenveo Depew Acquisition Agreement constitutes a legal, valid and binding obligation of each of the Fund, Supremex, Cenveo and Cenveo US and is enforceable against each of such party in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought and by public policy; provided that such counsel may express no opinion as to the enforceability of severability provisions of the foregoing, as applicable.

                  (iii) the Underwriters, Cenveo and Cenveo US shall have received at the Closing Time a favourable legal opinion dated the Closing Date, in form and substance satisfactory to counsel to the Underwriters, Cenveo and Cenveo US, addressed to the Underwriters and counsel to the Underwriters from Stikeman Elliott LLP, special Canadian counsel to Cenveo and Cenveo US, to the effect that this Agreement constitutes a legal, valid and binding obligation of each such party and is enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought; provided that such counsel may express no opinion as to the enforceability of the indemnity provisions of section 15, the contribution provisions of section 16 and the severability provisions as set forth in section 17.

                  (iv) If any of the Units are distributed in the United States, the Underwriters shall have received at the Closing Time a legal opinion, in form and substance satisfactory to the Underwriters, addressed to the Underwriters, Cenveo and Cenveo US from Stikeman Elliott LLP to the effect that no registration of the Purchased Units is required under the 1933 Act in connection with the offer and sale of the Purchased Units to the Underwriters under this Agreement, or in connection with the initial resale of the Purchased Units by the Underwriters in the manner contemplated by this Agreement, provided that in each case the offer and sale in the United States is made in accordance with Schedule A hereto and all other offers and sales of Purchased Units are made in accordance with the provisions of this Agreement; provided that such legal opinion shall not be required if the fees and expenses to be incurred by the Fund in order for such legal opinion to be delivered exceed the value of the Purchase Price received for the Units sold in the United States.

                  (v) The Underwriters shall have received at the Closing Time a favourable legal opinion of Osler, Hoskin & Harcourt LLP, dated the Closing Date, addressed to the Underwriters with respect to certain of the matters in sections 13(a)(i)(N), 13(a)(i)(P) and 13(a)(i)(Q); provided that counsel to the Underwriters shall be entitled to rely on the opinions of local counsel as to matters governed by the laws of jurisdictions other than the laws of Canada, Ontario, Quebec and Alberta and as to matters of fact, on certificates of the auditors of the Fund, the Underwriters, public officials and officers of the Fund and Supremex.

         (b)      DELIVERY OF COMFORT LETTER

The Underwriters, Cenveo and Cenveo US shall have received at the Closing Time a letter dated the Closing Date, in form and substance satisfactory to the Underwriters, addressed to the Underwriters, the Trustees, Cenveo and Cenveo US from Ernst & Young LLP, confirming the continued accuracy of the comfort letter to be delivered to the Underwriters pursuant to section 4(a)(vii) with such changes as may be necessary to bring the information in such letter forward to a date not more than two Business Days prior to the Closing Date, which changes shall be acceptable to the Underwriters, Cenveo and Cenveo US.

         (c)      DELIVERY OF CERTIFICATES

                  (i) The Underwriters shall have received at the Closing Time a certificate dated the Closing Date, addressed to the Underwriters and counsel to the Underwriters and signed by appropriate officers of the Fund, with respect to the constating documents of the Fund, all resolutions of Trustees or their delegates relating to this Agreement, the Prospectus and Related Agreements to which the Fund is a party, the incumbency and specimen signatures of signing officers of the Fund and such other matters as the Underwriters may reasonably request.

                  (ii) The Underwriters shall have received at the Closing Time a certificate dated the Closing Date, addressed to the Underwriters and counsel to the Underwriters and signed by the appropriate officers of each of the Material Subsidiaries, with respect to the constating documents of such party, all resolutions of the directors of such party relating to this Agreement, the Prospectus and the Related Agreements to which such party is a party, the incumbency and specimen signatures of signing officers of such party and such other matters as the Underwriters may reasonably request.

                  (iii) The Underwriters shall have received at the Closing Time certificates of each of the Fund and Supremex dated the Closing Date, addressed to the Underwriters and counsel to the Underwriters and signed on behalf of such parties by the President and Chief Executive Officer and the Vice President and Chief Financial Officer of the administrator of the Fund or other officers of the Fund or Supremex acceptable to the Underwriters, certifying for and on behalf of such parties, after having made due enquiry and after having carefully examined the Prospectus and any Prospectus Amendments, that:

                           (A) since the respective dates as of which information is given in the Final Prospectus as amended by any Prospectus Amendments that (A) there has been no material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, operations, financial condition, results of operations or capital of the Fund and each Material Subsidiary taken as a whole, and (B) no transaction has been entered into by any of the Fund or any of the Material Subsidiaries which is material to the Fund and the Material Subsidiaries on a consolidated basis, other than as disclosed in the Final Prospectus or the Prospectus Amendments, as the case may be;

                           (B) that the Final Prospectus, as amended by any Prospectus Amendment, does not contain, as of the Closing Date, any untrue statement of material fact or omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made (other than any statement relating solely to the Underwriters, which has been provided by the Underwriters in writing specifically for use in the Final Prospectus or any Prospectus Amendment);

                           (C) no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Units or any other securities of the Fund has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened under any of the Canadian Securities Laws or by any other regulatory authority;

                           (D)      each of the Fund and Supremex, as
                                    applicable, has complied with the terms
                                    and conditions of this Agreement on its
                                    part to be complied with up to the
                                    Closing Time;

                           (E) the representations and warranties of the Fund and Supremex contained in this Agreement and in any certificate or other document delivered pursuant to or in connection with this Agreement are true and correct in all material respects as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Agreement (except, in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects); and

                           (F) such other matters as the Underwriters may reasonably request;

                           and each such statement shall be true in fact and the Underwriters shall not have knowledge of any fact to the contrary.

                  (iv) The Underwriters shall have received at the Closing Time a certificate dated the Closing Date addressed to the Underwriters and counsel to the Underwriters and signed by and on behalf of each of Cenveo and Cenveo US by an officer thereof acceptable to the Underwriters, certifying for and on behalf of each of Cenveo and Cenveo US to its knowledge after having carefully examined the Prospectus and any Prospectus Amendments:

                           (A) that each of Cenveo and Cenveo US, as applicable, has complied in all material respects with the terms and conditions of this Agreement on its part to be complied with up to the Closing Time; and

                           (B) that the representations and warranties of each of Cenveo and Cenveo US, as applicable, contained in this Agreement and in any certificate or other document delivered pursuant to or in connection with this Agreement (except in respect of the certificate delivered pursuant to
                                    Section 13(d)(ii)(B)) are true and
                                    correct in all material respects as of
                                    the Closing Time (except for any
                                    representations and warranties with
                                    respect to Cenveo Canada, which shall be true and correct in all material respects as of immediately prior to the amalgamation of Cenveo Canada and Supremex) with the same force and effect as if made at and as of the Closing Time (or as of immediately prior to the amalgamation of Cenveo Canada and Supremex, in the case of any representations and warranties with respect to Cenveo Canada) after giving effect to the transactions contemplated by this Agreement (except, in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects), and each such statement shall be true in fact and the Underwriters shall not have knowledge of any fact to the contrary.

         (d) COMPLETION OF THE CLOSING TRANSACTIONS, EXECUTION OF THE RELATED AGREEMENTS

                  (i) The Fund, each of the Material Subsidiaries, Cenveo and Cenveo US shall have executed prior to, contemporaneously with or immediately after the sale of the Purchased Units, as applicable, each of the Related Agreements to which they are party, none of the Related Agreements shall have been terminated in accordance with their respective terms and the transactions contemplated by each of the Related Agreements shall have been completed as described in the Prospectus prior to, contemporaneous with, or immediately after the sale of the Purchased Units, as applicable.

                  (ii) The Underwriters shall have received at the Closing Time a certificate dated the Closing Date addressed to the Underwriters and counsel to the Underwriters and signed by and on behalf of each of Cenveo and Cenveo US by an officer thereof acceptable to the Underwriters, certifying for and on behalf of each of Cenveo and Cenveo US that:

                           (A) the representations and warranties of each of Cenveo and Cenveo US, as applicable, contained in Articles 2 and 3 of the Acquisition Agreement are true and correct in all material respects as of the Closing Time (except, in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects); and

                           (B) the following affirmations are true and correct in all material respects as of immediately prior to the amalgamation of Cenveo Canada and Supremex (except, in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects): (x) the unaudited balance sheet of Cenveo Canada dated December 31, 2005 presents fairly, in all material respects, the consolidated financial position of Cenveo Canada as of December 31, 2005 in conformity with GAAP, except as otherwise indicated in such balance sheet, (y) except as reflected, reserved against or otherwise disclosed in the Cenveo Canada Financial Statements as of December 31, 2005, Cenveo Canada did not have any liabilities or obligations that would have been required to be reflected by it in the Cenveo Canada Financial Statements in accordance with GAAP and that would be reasonably likely to result in a material adverse effect on the business, financial condition or results of operations of Supremex, Cenveo Canada and its subsidiaries, taken as a whole, (z) other than in connection with the Closing Transactions or as otherwise disclosed in the Final Prospectus, since December 31, 2005: (1) there has not been any material adverse change in the assets, liabilities, business, financial condition or results of operations of Cenveo Canada or Supremex, Cenveo Canada and its subsidiaries taken as a whole, and (2) there has not been any acquisition of all or substantially all of the assets or properties or of the securities or business of any other person by Cenveo Canada or any merger, consolidation or amalgamation involving Cenveo Canada.

                           For greater clarity, the representations and warranties of Cenveo and Cenveo US in favour of the Fund referred to in the certificate to be delivered to the Underwriters in accordance with this paragraph 13(d)(ii) shall not be deemed representations and warranties of Cenveo or Cenveo US under this Agreement in favour of the Underwriters and shall not form the basis of a Claim giving rise to the application of the indemnity obligations of Cenveo or Cenveo US set forth in section 15(b) or to an obligation of Cenveo or Cenveo US to contribute pursuant to section 16. Cenveo and Cenveo US shall have no liability or obligation under this Agreement or under the Acquisition Agreement for any statement made in such certificate.

         (e)      RELEASE OF GUARANTEES AND NEW CREDIT FACILITIES

The Guarantees shall have been released and discharged and the New Credit Facilities, the terms of which shall be as described in the Prospectus, shall have been made available to AcquisiCo before, contemporaneously with or immediately after the sale of the Purchased Units.

         (f)      LISTING APPROVAL

The Units will have been approved for listing and posted for trading on the TSX prior to issuance, subject only to the filing of documents in accordance with the requirements of the TSX.

         (g)      NECESSARY ACTIONS TAKEN

All actions required to be taken by or on behalf of the Fund, including, without limitation, the passing of all requisite resolutions of the Trustees and the unitholders of the Fund, and all requisite filings with any securities regulatory authority will have occurred at or prior to the Closing Time so as to validly authorize the execution and filing of the Prospectus and any Prospectus Amendment and to create and issue the Units having the attributes contemplated by the Prospectus.

         (h)      RECEIPT OF ADDITIONAL DOCUMENTS

The Underwriters will have received such other certificates, opinions, agreements, materials or documents as they may reasonably request.

         (i)      UNDERWRITERS' OBLIGATION TO PURCHASE OF ADDITIONAL UNITS

The Underwriters' joint (not solidary) obligation to purchase the Additional Units at the Option Closing Time shall be subject to:

                  (i) The accuracy of the representations and warranties of each of the Fund, Supremex, Cenveo and Cenveo US contained in this Agreement as of the date of this Agreement and in all material respects as of the Option Closing Date, or in the case of any representations and warranties with respect of Cenveo Canada, as of immediately prior to the amalgamation of Cenveo Canada and Supremex, (except, in each case, for those representations and warranties that are subject to a materiality qualification, which will be true and correct in all respects) and the delivery of certificates dated the Option Closing Date substantially similar to the certificates referred to in section 13(c);

                  (ii) the performance by each of the Fund, Supremex, Cenveo and Cenveo US of their respective obligations under this Agreement; and

                  (iii) the delivery by the Fund, Supremex, Cenveo and Cenveo US or their professional advisors of such opinions consistent with those delivered on the Closing Date, comfort letters and other certificates as the Underwriters may reasonably require in respect of the purchase of the Additional Units.

14.      RIGHTS OF TERMINATION

         (a)      LITIGATION

If any enquiry, action, suit, investigation or other proceeding whether formal or informal is instituted, threatened or announced or any order is made by any federal, provincial or other governmental authority in relation to the Fund, which, in the opinion of any of the Underwriters, acting reasonably, operates to prevent or restrict the distribution or trading of the Units, any of the Underwriters shall be entitled, at their option and in accordance with section 14(e), to terminate their obligations under this Agreement by notice to that effect given to the Fund and the Lead Underwriters any time prior to the Closing Time.

         (b)      MARKET OUT CLAUSE

If prior to the Closing Time:

                  (i) there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation which in the opinion of any of the Underwriters seriously adversely affects, or involves, or will seriously adversely affect, or involve, the financial markets or the business, operations or affairs of the Fund and the Material Subsidiaries taken as a whole;

                  (ii) the state of financial markets in Canada or the United States is such that, in the reasonable opinion of the Underwriters (or any of them), the Units cannot be marketed profitably; or

                  (iii) if trading in any securities of the Fund has been suspended or materially limited by any of the Canadian Securities Regulators or the TSX or if trading generally on the TSX has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by the TSX or by order of any of the Canadian Securities Regulators or any other governmental authority, any Underwriter shall be entitled, at its option, in accordance with section 14(e), to terminate its obligations under this Agreement by written notice to that effect given to the Fund at or prior to the Closing Time.

         (c)      MATERIAL CHANGE OR CHANGE IN MATERIAL FACT

If prior to the Closing Time, there should occur any material change or a change in, or discovery of, any material fact as contemplated by section 9 which results or, in the opinion of the Underwriters (or any one of them), is reasonably expected to result, in the purchasers of a material number of Units exercising their right under applicable legislation to withdraw from their purchase of Units or, in the reasonable opinion of the Underwriters (or any one of them), would be expected to have a significant adverse effect on the market price or value of the Units, any Underwriter shall be entitled, at its option, in accordance with section 14(e), to terminate its obligations under this Agreement by written notice to that effect given to the Fund prior to the Closing Time

If, prior to the Closing Time, there are announced any changes or proposed changes in the taxation legislation of Canada or of any provinces or territories of Canada or any changes or proposed changes in the administration or application of such legislation by any relevant taxing authority which, in the opinion of the Underwriters after consultation with the Fund, might reasonably be expected to have a significant adverse effect on the marketability of the Units, any of the Underwriters shall be entitled, at its option and in accordance with section 14(e), to terminate its obligations under this Agreement by written notice to that effect given to the Fund prior to the Closing Time.

         (d)      NON-COMPLIANCE WITH CONDITIONS

Each of the Fund, Supremex, Cenveo and Cenveo US, jointly and not solidarily between the Fund and Supremex, on the one hand, and Cenveo and Cenveo US, on the other hand, and solidarily between the Fund and Supremex and solidarily between Cenveo and Cenveo US, agree that all terms and conditions in section 13 shall be construed as conditions and complied with so far as they relate to acts to be performed or caused to be performed by it, that it will use its commercially reasonable efforts to cause such conditions to be complied with, and that any breach or failure by the Fund, Supremex, Cenveo or Cenveo US, as the case may be, to comply with any such conditions shall entitle any of the Underwriters to terminate obligations to purchase the Units by notice to that effect given to the Fund at or prior to the Closing Time, unless otherwise expressly provided in this Agreement. Each Underwriter may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon an Underwriter only if such waiver or extension is in writing and signed by the Underwriter.

         (e)      EXERCISE OF TERMINATION RIGHTS

The rights of termination contained in sections 14(a), (b), (c) and (d), may be exercised by any of the Underwriters and are in addition to any other rights or remedies any of the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Fund, Supremex, Cenveo or Cenveo US in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Underwriters to the Fund or on the part of the Fund to the Underwriters except in respect of any liability which may have arisen prior to or arise after such termination under sections 15, 16 and 18. A notice of termination given by an Underwriter under sections 14(a), (b), (c) and (d) shall not be binding upon any other Underwriter.

15.      INDEMNITY

         (a)      RIGHTS OF INDEMNITY BY THE FUND AND SUPREMEX

The Fund and Supremex solidarily agree to indemnify and save harmless each of the Underwriters and each of their affiliates and each of their respective directors, officers, employees and agents (collectively, the "Indemnified Parties" and, individually, an "Indemnified Party") from and against any and all losses, expenses, claims, actions, damages and liabilities, joint or solidary, including the aggregate amount paid in settlement of any actions, suits, proceedings, investigations, inquiries or claims and the reasonable fees and expenses of their counsel that may be incurred in advising with respect to and/or defending any action, suit, proceeding, investigation, inquiry or claim that may be made or threatened against any Indemnified Party or in enforcing this indemnity to which any Indemnified Party may become subject or otherwise involved, in any capacity (collectively, "Claims" and each, individually, a

"Claim"), insofar as the Claims relate to, are caused by, result from, arise out of or are based upon, directly or indirectly:

                  (i) any information or statement (except any statement relating solely to the Underwriters which has been provided by the Underwriters in writing specifically for use in the Prospectus or any Prospectus Amendment) contained in the Prospectus or any Prospectus Amendment or in any certificate of the Fund or Supremex delivered pursuant to this Agreement which at the time and in light of the circumstances under which it was made contains or is alleged to contain a misrepresentation;

                  (ii) any omission or alleged omission to state in the Prospectus, any Prospectus Amendment or any certificate of the Fund or Supremex delivered pursuant to this Agreement any material fact (except any fact relating solely to the Underwriters) required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

                  (iii) any order made or enquiry, investigation or proceedings commenced or threatened by any securities commission or other competent authority based upon any untrue statement or omission or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement which has been provided by the Underwriters in writing specifically for use in the Prospectus or any Prospectus Amendment or omission relating solely to the Underwriters or alleged untrue statement which has been provided by the Underwriters in writing specifically for use in the Prospectus or any Prospectus Amendment or alleged omission relating solely to the Underwriters) contained in the Prospectus or any Prospectus Amendments or based upon any failure to comply with Canadian Securities Laws (other than any failure or alleged failure to comply by the Underwriters), preventing or restricting the trading in or the sale or distribution of the Units in any of the Qualifying Provinces;

                  (iv) the non-compliance or alleged non-compliance by the Fund with any of the Canadian Securities Laws or the 1933 Act including the Fund's non-compliance with any statutory requirement to make any document available for inspection; or

                  (v) any breach by the Fund or Supremex of its representations, warranties, covenants or obligations to be complied with under this Agreement.

         (b)      RIGHTS OF INDEMNITY BY CENVEO US AND CENVEO

Each of Cenveo and Cenveo US (collectively with the Fund and Supremex, the "Indemnifiers") agrees to solidarily indemnify and save harmless each of the Indemnified Parties from and against any and all Claims, insofar as the Claims relate to, are caused by, result from, arise out of or are based upon, directly or indirectly, any breach by Cenveo or Cenveo US of any of their representations, warranties, covenants or obligations to be complied with under this Agreement.

Notwithstanding anything set forth in this section 15, the liability of each of Cenveo and Cenveo US in respect of any indemnification obligation pursuant to this section 15(b) shall be limited as follows:

                  (i) the obligations of indemnification of any of Cenveo and Cenveo US as an Indemnifier will, with respect to an individual matter or series of related matters, be subject to an initial aggregate threshold of $50,000;

                  (ii) the obligations of indemnification of any of Cenveo and Cenveo US as an Indemnifier will be subject to an initial aggregate threshold of $1,500,000 whereupon an initial deductible of $1,000,000 shall apply; and

                  (iii) the aggregate liability of any of Cenveo and Cenveo US as an Indemnifier pursuant to section 15(b) shall not exceed the amount to which the aggregate liability of any of Cenveo and Cenveo US under section 7.2(a) of the Acquisition Agreement is limited pursuant to item (x) of paragraph 7.2(a) in fine of the Acquisition Agreement as if the reference to one-half of the sum described therein was changed to 100% of such sum.

Neither Cenveo and Cenveo US shall be liable pursuant to such indemnity as it relates to a breach of the representations and warranties set forth in
Section 5(c)(xi) if in a public offering of securities they would be able to establish a due diligence defence (of the nature provided under Canadian law) to a similar obligation.

         (c)      NOTIFICATION OF CLAIMS

If any Claim is asserted against any Indemnified Party in respect of which indemnification is or might reasonably be considered to be provided, such Indemnified Party will promptly after the date of the receipt by the Indemnified Party or any of its Affiliate of notice of, or of the Indemnified Party or any of its Affiliates otherwise becoming aware of, any such Claim (whether such Claim is asserted or indemnification might be reasonably be considered to be provided) notify the Indemnifiers of the nature of such Claim (the omission so to notify the Indemnifiers of any potential Claim shall relieve the Indemnifiers from any liability which it may have to any Indemnified Party and any omission so to notify the Indemnifiers of any actual Claim shall affect the Indemnifiers' liability only to the extent that the Indemnifiers are prejudiced by that failure). The Indemnifiers shall assume the defence of any suit brought to enforce such Claim (in the event Cenveo and/or Cenveo US, on the one hand, and the Fund and/or Supremex, on the other hand, are Indemnifiers with respect to the defence of any Claim pursuant to which indemnification is provided hereunder, it is understood that Cenveo and Cenveo US shall have sole control over any suit brought to enforce such Claim, provided that in each case Cenveo and Cenveo US shall allow the Fund and/or Supremex to provide input to such suit and shall keep the Fund and/or Supremex informed regarding its progress); provided, however, that:

                  (i) the defence shall be conducted through legal counsel reasonably acceptable to the Indemnified Party, and

                  (ii) no settlement of any such Claim or admission of liability may be made by the Indemnifiers without the prior written consent (such consent not to be unreasonably withheld or delayed) of the Indemnified Party, acting reasonably, unless such settlement includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and does not include a statement as to or an admission of fault, culpability or failure to act, by or on behalf of any Indemnified Party.

After written notice by the Indemnifier to the Indemnified Party of its election to assume the defence of any such suit, the Indemnifier shall not be liable hereunder to indemnify any person for any legal costs or expenses subsequently incurred in connection therewith.

The Indemnified Party and the Indemnifier shall each cooperate fully (and shall each cause its Affiliates to cooperate fully) with the other in the defence of any Claim pursuant to which indemnification is provided hereunder. Without limiting the generality of the foregoing, each such person shall furnish to the other person (at the expense of the Indemnifier) such documentary or other evidence as is then in its or any of its Affiliates' possession as may reasonably be requested by the other person for the purpose of defending against any such Claim.

         (d)      RIGHT OF INDEMNITY IN FAVOUR OF OTHERS

With respect to any Indemnified Party who is not a party to this Agreement, the Underwriters shall obtain and hold the rights and benefits of this section in trust for and on behalf of such Indemnified Party.

         (e)      RETAINING COUNSEL

In any such Claim, the Indemnified Party shall have the right to retain other counsel to act on his or its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless:
(i) the Fund, Cenveo and the Indemnified Party shall have mutually agreed to the retention of the other counsel; (ii) the named parties to any such Claim (including any added third or impleaded party) include both the Indemnified Party and an Indemnifier and the representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them; or (iii) the Indemnifiers shall not have retained counsel within seven (7) Business Days following receipt by the Fund of notice of any such Claim from the Indemnified Party.

         (f)      NO DOUBLE RECOVERY

Notwithstanding anything set forth in this Agreement, the obligations of the Indemnifiers pursuant to this section 15 or section 16 will be limited such that no double recovery by any person shall be permitted under this Agreement, the Acquisition Agreement or the Cenveo Depew Acquisition Agreement as a result of any action that gives rise to a claim under more than one of these agreements.

16.      CONTRIBUTION

         (a)      RIGHTS OF CONTRIBUTION

In order to provide for a just and equitable contribution in circumstances in which the indemnity provided in section 15 would otherwise be available in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Underwriters or enforceable otherwise than in accordance with its terms, the Fund, Supremex, Cenveo, Cenveo US and the Underwriters, jointly and not solidarily (but solidarily between the Fund and Supremex and solidarily between Cenveo and Cenveo US), shall contribute to the aggregate of all claims, expenses, costs and liabilities and all losses of a nature contemplated by section 15 in such proportions as is appropriate to reflect: (i) as between the Fund and Supremex, on the one hand, and the Underwriters, on the other hand, the relative fault of the Fund and Supremex, on the one hand, and the Underwriters, on the other hand; and (ii) as between Cenveo and Cenveo US, on the one hand, and the Underwriters, on the other hand, the cash proceeds ultimately received by Cenveo and Cenveo US from this Agreement and the Related Agreements, on the one hand, and the underwriting fees received by the Underwriters from the offering of the Units, on the other hand. Relative fault shall be determined by reference to, among other things, the intent of such parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, Supremex, Cenveo, Cenveo US and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this section 16(a), (A) the Underwriters shall not in any event be liable to contribute, in the aggregate, any amounts in excess of the aggregate Underwriting Fee or any portion of the Underwriting Fee actually received; (B) Cenveo and Cenveo US shall not in any event be liable to contribute any amounts in excess of the limits set forth in section 15(b); and (C) no party who has been determined by a court of competent jurisdiction, in a final non-appealable judgment, to have engaged in any fraud, fraudulent misrepresentation, wilful misconduct, reckless disregard or intentional fault shall be entitled to claim contribution from any person who has not also been determined by a court of competent jurisdiction, in a final non-appealable judgment, to have engaged in such fraud, fraudulent misrepresentation wilful misconduct, reckless disregard or intentional fault. For purposes of this section 16, each person who controls an Underwriter within the meaning of Canadian Securities Laws and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter; each officer of the Fund and Supremex, as applicable, who shall have signed the Prospectus and each trustee of the Fund and each director of Supremex shall have the same rights to contribution as the Fund or Supremex, as applicable; and each officer of Cenveo who shall have signed the Prospectus and each director of Cenveo and Cenveo US shall have the same rights to contribution as Cenveo or Cenveo US, as applicable, subject in each case to the applicable terms and conditions of this section 16.

         (b)      RIGHTS OF CONTRIBUTION IN ADDITION TO OTHER RIGHTS

The rights to contribution provided in this section 16 shall be in addition to and not in derogation of any other right to contribution which the Underwriters, Cenveo or Cenveo US may have by statute or otherwise at law.

         (c)      CALCULATION OF CONTRIBUTION

In the event that an Indemnifier may be held to be entitled to contribution from the Underwriters under the provisions of any statute or at law, the Indemnifier shall be limited to contribution in an amount not exceeding the lesser of:

                  (i) the portion of the full amount of the loss or liability giving rise to such contribution for which the Underwriters are responsible, as determined in section 16(a) or (b), as the case may be, and

                  (ii) the amount of the Underwriting Fee actually received by the Underwriters under this Agreement,

and an Underwriter shall in no event be liable to contribute any amount in excess of such Underwriter's portion of the Underwriting Fee actually received under this Agreement.

         (d)      NOTICE

If the Underwriters have reason to believe that a claim for contribution may arise, they shall give the Indemnifier notice of such claim in writing, as soon as reasonably possible, but failure to notify the Indemnifier shall not relieve the Indemnifier of any obligation which he or it may have to the Underwriters under this section.

         (e)      RIGHT OF CONTRIBUTION IN FAVOUR OF OTHERS

With respect to this section, the Indemnifiers acknowledge and agree that the Underwriters are contracting on their own behalf and as agents for their affiliates, directors, officers, employees and agents.

         (f)      LIMITATION ON CONTRIBUTION

                  (i) Notwithstanding anything in this Agreement to the contrary: (i) the Fund and Supremex acknowledge and agree that they do not have any right of indemnification, contribution or reimbursement from or remedy against Cenveo or Cenveo US as a result of any indemnification they are required to make under or arising out of the breach or inaccuracy by the Fund or Supremex of any representation, warranty, covenant or other obligation under this Agreement, and (ii) the Fund and Supremex hereby release, waive and forever discharge any right to indemnification, contribution or reimbursement that they may have at any time against Cenveo or Cenveo US under or arising out of the breach or inaccuracy of any representation, warranty, covenant or other obligation under this Agreement. The Fund and Supremex acknowledge and agree that they will be fully responsible for their own indemnification obligations hereunder.

                  (ii) Notwithstanding anything in this Agreement to the contrary: (i) Cenveo and Cenveo US acknowledge and agree that they do not have any right of indemnification, contribution or reimbursement from or remedy against the Fund or Supremex as a result of any indemnification they are required to make under or arising out of the breach or inaccuracy by Cenveo or Cenveo US of its representations and warranties pursuant to Sections 5(c)(i) to (x) inclusively, and (ii) Cenveo or Cenveo US hereby release, waive and forever discharge any right to indemnification, contribution or reimbursement that they may have at any time against the Fund or Supremex under or arising out of the breach or inaccuracy of such representations and warranties under this Agreement. Cenveo and Cenveo US acknowledge and agree that they will be fully responsible for their own indemnification obligations with respect to the above-mentioned representations and warranties hereunder.

17.      SEVERABILITY

If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

18.      EXPENSES

Whether or not the transactions contemplated by this Agreement shall be completed, all expenses of or incidental to the issue, sale and delivery of the Units and all expenses of or incidental to all other matters in connection with the transaction set out in this Agreement shall be caused by the Fund to be borne by AcquisiCo directly including, without limitation, fees and expenses payable in connection with the qualification of the Units for distribution, the fees relating to listing the Units on any exchanges, the fees and expenses of counsel to the Fund, all fees and expenses of local counsel, all fees and expenses of the Fund's auditors and all costs incurred in connection with the preparation and printing of the Prospectus, Prospectus Amendments and certificates representing the Units. The fees, taxes and disbursements of counsel to the Underwriters and all reasonable out-of-pocket expenses of the Underwriters incurred by the Underwriters in connection with the transactions contemplated by this Agreement, up to a maximum of $800,000, shall be caused by the Fund to be borne by AcquisiCo, provided that if the sale of the Units is not completed in accordance with the terms of this Agreement, all such fees and expenses shall be borne by Cenveo. If the transactions contemplated by this Agreement are completed, the amount of expenses for which the Fund shall cause AcquisiCo to be responsible to the Underwriters pursuant to the immediately preceding sentence will be reduced by 10% and the Underwriters will pay such expenses.

19.      RIGHTS TO PURCHASE

         (a)      OBLIGATION OF UNDERWRITERS TO PURCHASE

The obligation of the Underwriters to purchase the Purchased Units or the Additional Units, as the case may be at the Closing Time or on the Option Closing Date, as the case may be, shall be joint and not solidary and shall be limited to the percentage of the Purchased Units or the Additional Units, as the case may be, set out opposite the name of the Underwriters respectively below:

         TD SECURITIES INC.                                             28%
         CIBC WORLD MARKETS INC.                                        22%
         BMO NESBITT BURNS INC.                                         11%
         DESJARDINS SECURITIES INC.                                     11%
         NATIONAL BANK FINANCIAL INC.                                   11%
         SCOTIA CAPITAL INC.                                            11%
         CANACCORD CAPITAL CORPORATION                                   3%
         GENUITY CAPITAL MARKETS G.P.                                    3%

Subject to section 19(c), in the event that any of the Underwriters shall fail to purchase its applicable percentage of the Purchased Units or the Additional Units, as the case may be, at the Closing Time or on the Option Closing Date, as the case may be, the others shall be obligated, jointly (not solidarily), to purchase on a pro rata basis all of the percentage of the Purchased Units or the Additional Units, as the case may be, that would otherwise have been purchased by the defaulting Underwriter(s); provided, however, that in the event that the percentage of the total number of Purchased Units or Additional Units, as the case may be, which the defaulting Underwriter(s) has failed to purchase exceeds 12% of the total number of Purchased Units or Additional Units, as the case may be, which the Underwriters have agreed to purchase, the other Underwriters shall have the right, but shall not be obligated, to purchase on a pro rata basis all of the percentage of the total number of Purchased Units or Additional Units, as the case may be, that would otherwise have been purchased by the defaulting Underwriter(s). In the event that such right is not exercised, the other Underwriters which are not in default shall be relieved of all obligations to the Fund. Nothing in this section 19(a) shall oblige the Fund to sell to the Underwriters less than all of the Purchased Units or the Additional Units, as the case may be, or relieve from liability to the Fund any Underwriter which shall be so in default. In the event of a termination by the Fund of its obligations under this Agreement, there shall be no further liability on the part of the Fund to the Underwriters except in respect of any liability which may have arisen or may arise under sections 15, 16 and 18.

         (b)      PURCHASES BY OTHER UNDERWRITERS

If the amount of the Purchased Units or the Additional Units, as the case may be, which the remaining Underwriters wish to purchase exceeds the amount of the Purchased Units or the Additional Units, as the case may be, which would otherwise have been purchased by an Underwriter which is in default, such Purchased Units or the Additional Units, as the case may be, shall be divided pro rata among the Underwriters desiring to purchase such Purchased Units or the Additional Units, as the case may be, in proportion to the percentage of Purchased Units or the Additional Units, as the case may be, which such Underwriters have agreed to purchase as set out in section 19(a).

         (c)      RIGHTS TO PURCHASE OF OTHER UNDERWRITERS

In the event that one or more but not all of the Underwriters shall exercise their right of termination under section 14 the others shall have the right, but shall not be obligated, to purchase all of the percentage of the Purchased Units or the Additional Units, as the case may be, which would otherwise have been purchased by such Underwriters which have so exercised their right of termination. If the amount of such Purchased Units or the Additional Units, as the case may be, which the remaining Underwriters wish, but are not obliged, to purchase exceeds the amount of such Purchased Units or the Additional Units, as the case may be, which remain available for purchase, such Purchased Units or the Additional Units, as the case may be, shall be divided pro rata among the Underwriters desiring to purchase such Purchased Units or the Additional Units, as the case may be, in proportion to the percentage of Purchased Units or the Additional Units, as the case may be, which such Underwriters have agreed to purchase as set out in section 19.

         (d)      RIGHT OF FUND TO TERMINATE

Nothing in this section or section 14 shall oblige the Fund to sell to the Underwriters less than all of the Purchased Units or the Additional Units, as the case may be.

20.      CONCURRENT OFFERINGS

Subject to the exercise of the over-allotment option, the Fund shall not, without the prior written consent of the Lead Underwriters, which consent shall not be unreasonably withheld, directly or indirectly, issue, sell, grant any option for the sale of, or otherwise dispose of or monetize, in a public offering, by way of private placement or otherwise, any units of the Fund or any securities convertible or exchangeable into units of the Fund or offer to or announce any intention to do any of the foregoing, during the period commencing on the date hereof and ending 180 days after the Closing Date, other than the issuance of securities of the Fund pursuant to employee or executive incentive compensation arrangements or in connection with an acquisition transaction. Notwithstanding anything to the contrary in this Agreement, the Fund shall not issue any units of the Fund or any securities convertible or exchangeable into units of the Fund until the Over-Allotment Note has been repaid in accordance with its terms (other than any units of the Fund issued to Cenveo US in repayment of such Over-Allotment Note).

For a period of 225 days after the Closing Date, Cenveo US shall not, without the prior written consent of the Lead Underwriters, in their sole discretion, offer, sell transfer, contract to sell or otherwise dispose of, directly or indirectly, any units of the Fund or any securities convertible or exchangeable into units of the Fund (including any units of the Fund issued to Cenveo US should the over-allotment option not be exercised) or make any short sale, engage in any hedging transaction or enter into any swap or other arrangement that has the effect of transferring, in whole or in part, any of the economic consequences of ownership of any of those securities, whether such transaction is to be settled by the delivery of units of the Fund, other securities, cash or otherwise, or agree to do so. Notwithstanding anything to the contrary in this Agreement, (a) Cenveo US may pledge its units of the Fund as security in favour of the lenders under the secured credit facility described in section 5(c)(iii)(x) and such lenders will be permitted to foreclose on such units, provided that such lenders acknowledge that such pledged units shall be subject to the restrictions on disposition contained in this paragraph, and (b) Cenveo US may transfer any units of the Fund to an Affiliate, provided that the transferee shall first undertake to the Co-Lead Underwriters by means of a duly executed contract to comply with the obligations set out in this section 20 as if that transferee were an original party to the undertakings and agreements of Cenveo US contained in this section 20.

21.      STABILIZATION

In connection with the distribution of the Units, the Underwriters and members of their selling group (if any) may over-allot or effect transactions which stabilize or maintain the market price of the Units at levels other than those which might otherwise prevail in the open market, in compliance with applicable securities laws and the rules and regulations of applicable stock exchanges. Those stabilizing transactions, if any, may be discontinued at any time.

22.      TIME

Time is of the essence in the performance of the parties' respective obligations under this Agreement and the mere lapse of time shall have the effects contemplated hereunder and by law.

23.      GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable in the Province of Quebec. Any judicial proceeding brought against any of the parties to this Agreement with respect to any dispute arising out of this Agreement or any matter related hereto may be brought only in the courts of Quebec, district of Montreal, and by execution and delivery of this Agreement, each of the parties to this Agreement accepts for itself the exclusive jurisdiction in the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of Cenveo and Cenveo US has appointed Stikeman Elliott LLP, 1155 Rene-Levesque Blvd. West, 40th Floor, Montreal, Quebec, H3B 3V2, as its authorized agent (the "Authorized Agent") upon whom process may be served in any action arising out of or based on this Agreement or the transactions contemplated thereby. Such appointment shall be irrevocable. Each of Cenveo and Cenveo US represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to each of Cenveo and Cenveo US shall be deemed, in every respect, effective service of process upon the Cenveo or Cenveo US, as applicable.

24.      NOTICE

Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a "notice") shall be in writing addressed as follows:

         If to the Fund or Supremex, addressed and sent to:

                  Supremex Inc.
                  7213 Cordner
                  Lasalle, Quebec
                  Canada
                  H8N 2J7

                  Attention:        Gilles Cyr
                  Facsimile:        (514) 595-3092

                  with a copy to:

                  Stikeman Elliott LLP
                  1155 Rene-Levesque Blvd. West
                  Suite 4000
                  Montreal, Quebec
                  H3B 3V2

                  Attention:        Franziska Ruf
                  Facsimile:        (514) 397-3222

         If to Cenveo or Cenveo US, addressed and sent to:

                  Cenveo, Inc.
                  One Canterbury Green
                  201 Broad Street, 6th Floor
                  Stamford, Connecticut
                  United States of America
                  06901

                  Attention:        General Counsel
                  Facsimile:        (203) 595-3071

                  with a copy to:

                  Hughes Hubbard & Reed LLP
                  One Battery Park Plaza
                  New York, New York
                  United States of America
                  10004-1482

                  Attention:        Kenneth A. Lefkowitz
                  Facsimile:        (212) 422-4726

         If to the Lead Underwriters, addressed and sent to:

                  TD Securities Inc.
                  66 Wellington Street West
                  8th Floor
                  Toronto, Ontario
                  M5K 1A2

                  Attention:        Andrew Muirhead
                  Facsimile:        (416) 983-3176

                  and to:

                  CIBC World Markets Inc.
                  600 de Maisonneuve Blvd. West
                  Suite 3050
                  Montreal, Quebec
                  H3A 3J2

                  Attention:        Eric Morisset
                  Facsimile:        (514) 847-6430
                  with a copy to:

                  Osler, Hoskin & Harcourt LLP
                  1000 de la Gauchetiere Street West
                  Suite 2100
                  Montreal, Quebec
                  H3B 4W5

                  Attntion:        Ward Sellers
                  Facsimile:       (514) 904-8101

or to such other address as any of the parties may designate by giving notice to the others in accordance with this section 24.

Each notice shall be personally delivered to the addressee or sent by fax to the addressee and:

         (a) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and

         (b) a notice which is sent by fax shall be deemed to be given and received on the first Business Day following the day on which it is sent.

25.      AUTHORITY OF LEAD UNDERWRITERS

The Lead Underwriters are hereby authorized by each of the other Underwriters to act on its behalf and the Fund shall be entitled to and shall act on any notice given in accordance with section 24 or agreement entered into by or on behalf of the Underwriters by the Lead Underwriters which represents and warrants that they have irrevocable authority to bind the Underwriters, except in respect of any consent to a settlement pursuant to section 15(c) which consent shall be given by the Indemnified Party, a notice of termination pursuant to section 14 which notice may be given by any of the Underwriters, or any waiver pursuant to section 14(d), which waiver must be signed by all of the Underwriters. The Lead Underwriters shall consult where practical with the other Underwriters concerning any matter in respect of which it acts as representative of the Underwriters.

26.      ENUREMENT

This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors (including any successor by reason of amalgamation of any party).

27.      COUNTERPARTS

This Agreement may be executed by the parties to this Agreement in counterpart and may be executed and delivered by facsimile and all such counterparts and facsimiles shall together constitute one and the same agreement.

If the foregoing is in accordance with your understanding and is agreed to by you, please signify your acceptance by executing the enclosed copies of this letter where indicated below and returning the same to the Lead Underwriters upon which this letter as so accepted shall constitute an Agreement among us.

Yours very truly,

TD SECURITIES INC.                                          CIBC WORLD MARKET INC.

      By:  /s/ Andrew Muirhead                                By:  /s/ Eric Morisset
           -----------------------------------                   --------------------------------------
           Name: Andrew Muirhead                                   Name: Eric Morisset
           Title: Vice-President and Director                      Title: Managing Director


BMO NESBITT BURNS INC.                                      DESJARDINS SECURITIES INC.

      By:  /s/ Pierre-Olivier Perras                          By:  /s/ Jean-Philippe Morin
           -----------------------------------                   --------------------------------------
           Name: Pierre-Olivier Perras                             Name: Jean-Philippe Morin
           Title: Vice-President                                   Title: Vice-President and Director


NATIONAL BANK FINANCIAL INC.                                SCOTIA CAPITAL INC.

      By:  /s/ Paul St-Michel                                 By:  /s/ Eric Michaud
           -----------------------------------                   --------------------------------------
           Name: Paul St-Michel                                    Name: Eric Michaud
           Title: Managing Director                                Title: Director


CANACCORD CAPITAL CORPORATION                               GENUITY CAPITAL MARKETS G.P.

      By:  /s/ Jean-Marc Bourgeois                            By:  /s/ Marc Fredette
           -----------------------------------                   --------------------------------------
           Name: Jean-Marc Bourgeois                               Name: Marc Fredette
           Title: Managing Director                                Title: Principal

The foregoing offer is accepted and agreed to as of the date first above written.

SUPREMEX INCOME FUND                                        SUPREMEX INC.

      By:  /s/ Gilles Cyr                                     By:  /s/ Gilles Cyr
           -----------------------------------                   --------------------------------------
           Name: Gilles Cyr                                        Name: Gilles Cyr
           Title: Trustee                                          Title: President


CENVEO, INC.                                                CENVEO CORPORATION

      By:  /s/ Sean S. Sullivan                               By:  /s/ Sean S. Sullivan
           -----------------------------------                   --------------------------------------
           Name: Sean S. Sullivan                                  Name: Sean S. Sullivan
           Title: Chief Financial Officer                          Title: Chief Financial Officer

                                 SCHEDULE A

                    RULE 144A SALES IN THE UNITED STATES

1.       In this Schedule, "Units" means the Purchased Units.

2. The Fund hereby represents, warrants, covenants and agrees to and with the Underwriters that:

         (a) The Fund is a "foreign issuer" and reasonably believes that there is no "substantial U.S. market interest" with respect to the Units as such terms are defined in Regulation S.

         (b) None of the Fund, its subsidiaries or its affiliates or any person acting on its or their behalf (other than the Underwriters, their subsidiaries or affiliates or any of the Selling Firms, in respect of whose activities the Fund makes no representation) has engaged or will engage in any directed selling efforts in the United States (within the meaning of Regulation S) or has engaged or will engage in any form of general solicitation or general advertising in the United States (as those terms are defined in Regulation D under the 1933 Act ("Regulation D")) with respect to the Units or has sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the 1933 Act) which is or will be integrated with the sale of the Units in a manner that would require the registration thereof under the 1933 Act.

         (c) the Units are not, and as of the Closing Date the Units will not be, and no securities of the same class as the Units are, or as of the Closing Date will be, (i) listed on a national securities exchange registered under Section 6 of the 1934 Act, or (ii) quoted in an "automated interdealer quotation system", as such term is used in the 1934 Act, or (iii) convertible or exchangeable at an effective conversion premium (calculated as specified in paragraph (a)(6) of Rule 144A) of less than ten percent for securities so listed or quoted.

         (d) so long as any Units are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, and the Fund is neither exempt from reporting pursuant to Rule 12g3-2(b) under the 1934 Act, nor subject to and in compliance with Section 13 or 15(d) of the 1934 Act, to furnish U.S. holders of the Units and prospective U.S. purchasers of Units designated by such U.S. holders, upon the request of such U.S. holder, the information required to be delivered pursuant to Rule 144A(d)(4) under the 1933 Act to permit compliance with Rule 144A in connection with the resale of Units in the United States.

         (e) the Fund is not and, as a result of the sale of the Units will not be, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended.

         (f) The Units satisfy the requirements set out in Rule 144A(d)(3) under the 1933 Act.

3. Each of the Underwriters represents and warrants to and with the Fund that:

         (a) it acknowledges that the Units have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States except pursuant to the exemption from the registration requirements of the 1933 Act. It has not offered or sold, and will not offer or sell, any of the Units constituting part of its allotment except in accordance with Regulation S or Rule 144A as provided in paragraphs 5 and 6 below.

         (b) it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Units, except with its affiliates, any Selling Firm or with the prior written consent of the Fund.

4. The Underwriters shall require each Selling Firm to agree, for the benefit of the Fund to comply with, and shall use their best efforts to ensure that each Selling Firm complies with, the provisions of clauses 5 and 6 hereof above as if such provisions applied to such Selling Firm.

5.       Each of the Underwriters agrees with the Fund that:

         (a) all offers and sales of the Units in the United States will be effected through its U.S. affiliate in accordance with all applicable U.S. broker-dealer requirements.

         (b) it and any U.S. affiliate selling Units in the United States is a Qualified Institutional Buyer.

         (c) it will not, either directly or through its U.S. affiliate, solicit offers for, or offer to sell, the Units in the United States by means of any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act and neither it nor its U.S. affiliate(s) nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) in the United States with respect to the Units.

         (d) it will solicit, and will cause its U.S. affiliate to solicit, offers for the Units in the United States only from, and will offer the Units only to, persons it reasonably believes to be Qualified Institutional Buyers in accordance with Rule 144A. It also agrees that it will solicit offers for the Units only from, and will offer the Units only to, persons that in purchasing such Units will be deemed to have represented and agreed as provided in clauses (f)(i) through (iv) below (to the extent such representations are applicable to the purchaser concerned).

         (e) It will inform, and cause its U.S. affiliate to inform, all purchasers of the Units in the United States that the Units have not been and will not be registered under the 1933 Act and are being sold to them without registration under the 1933 Act in reliance on Rule 144A.

         (f) The U.S. Placement Memorandum for the offering of the Units in the United States shall contain disclosure substantially in the form set out below:

                           "The Units have not been and will not be registered under the Securities Act or under any state securities laws of the United States and may not be offered or sold within the United States except to persons reasonably believed by the Underwriters (and the U.S. Dealers) to be Qualified Institutional Buyers in transactions exempt from the registration requirements of the Securities Act pursuant to Rule 144A and in compliance with applicable state securities laws.

                           In addition, until 40 days after the commencement of the offering of the Units, an offer or sale of the Units within the United States by any dealer (whether or not participating in the offering) may violate the registration requirements of the Securities Act if such an offer or sale is made otherwise than in accordance with the applicable provisions of Rule 144A.

                           Each U.S. purchaser of Units offered hereby will, by its purchase of such Units, be deemed to have represented and agreed for the benefit of the Fund, the Underwriters and the U.S. Dealers as follows:

                           It is authorized to consummate the purchase of the Units.

                           It is a Qualified Institutional Buyer and acknowledges that the sale of the Units to it is being made in reliance on Rule 144A and exemptions from applicable state securities laws, and it is acquiring the Units for its own account or for the account of one or more Qualified Institutional Buyers with respect to which it exercises sole investment discretion, and not with a view to any resale, distribution, or other disposition of the Units in violation of U.S. federal or state securities laws.

                           It acknowledges that it has not purchased the Units as a result of any general solicitation or general advertising (as defined in Regulation D under the Securities Act), including, without limitation, advertisements, articles, notices, or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

                           It understands and acknowledges that the Units have not been and will not be registered under the Securities Act or the securities laws of any state of the United States, and are therefore "restricted securities" as defined in Rule 144 under the Securities Act and that if it decides to offer, sell, pledge or otherwise transfer such securities, such securities may be offered, sold, pledged or otherwise transferred only (A) to the Fund, (B) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (C) inside the United States in accordance with (i) Rule 144A to a person who it reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, or (ii) the exemption from registration under the Securities Act provided by Rule 144 thereunder, if available, or (D) under another exemption from registration under the Securities Act, and in each case in accordance with any applicable state securities laws in the United States or securities laws of any other applicable jurisdiction and in the case of
                           (C)(ii) or (D) upon provision
                           of a legal opinion from U.S. legal counsel reasonably satisfactory to the Fund that such exemption from registration is available.

                           It understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, that all certificates representing the Units sold in the U.S. Placement will bear the following legend:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE SUPREMEX INCOME FUND (THE "FUND") THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE FUND, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, A "QIB") THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) UNDER ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES OR SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION AND IN THE CASE OF (C)(2) OR (D) UPON PROVISION OF A LEGAL OPINION FROM U.S. LEGAL COUNSEL REASONABLY SATISFACTORY TO THE FUND THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE.

                           DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM THE REGISTRAR AND/OR TRANSFER AGENT OF THE FUND (THE "TRANSFER AGENT") UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT;

                           provided, that, if any such securities are being
                           --------
                           sold under outside of the United States in accordance with Rule 904 of Regulation S, at a time when the Fund is a "foreign issuer" as defined in Rule 902 of Regulation S, the legend may be removed by providing a declaration to the transfer agent for the securities, or such other organization or entity performing such function for the Fund (the "Transfer Agent") to the following effect (or as the Fund may from time to time prescribe):

                           "The undersigned seller (i) acknowledges that the sale of the securities of Supremex Income Fund to which this declaration relates is being made in reliance on Rule 904 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act") and (ii) certifies that: (A) it is not an affiliate of Supremex Income Fund (as defined in Rule 405 under the Securities Act); (B) the offer of the securities was not made to a person in the United States and either (1) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (2) the transaction was executed on or through the facilities of the TSX Venture Exchange or the Toronto Stock Exchange, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (C) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" (as such term is defined in Regulation S) in the United States in connection with the offer and sale of the securities; (D) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the Securities Act); (E) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S, with fungible unrestricted securities; and (F) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act."

                           provided, further, that, if any such Units are
                           --------  -------
                           being sold inside the United States in accordance with Rule 144 under the Securities Act and in compliance with applicable state securities laws, the legend may be removed by delivery to the transfer agent and the Fund of an opinion of counsel reasonably satisfactory to the Fund, to the effect that such legend is no longer required under applicable requirements of the Securities Act or state securities laws.

                           It consents to the Fund making a notation in its records or giving instructions to any transfer agent of the Units in order to implement the restrictions on transfer set out and described in this Memorandum.

                           It understands and acknowledges that the Fund is not obligated to file and has no present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Units in the United States.

                           It understands and acknowledges that the Fund (i) is not obligated to remain a foreign issuer (as defined in Regulation S under the U.S. Securities
                           Act), (ii) may not, at the time the Units are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Fund not to be a foreign issuer.

                           It understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Fund and the Underwriters in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Units."

6.       Each Underwriter agrees that:

         (a) It will deliver, through its U.S. affiliate, a copy of each of the Preliminary U.S. Placement Memorandum and U.S. Placement Memorandum (including the Amended Preliminary Prospectus or Final Prospectus, as the case may be, relating to the Units) for the U.S. offering to each person in the United States purchasing Units from it;

         (b) It shall cause its U.S. affiliate to agree, for the benefit of the Fund, to the same provisions as are contained in paragraphs 5 and 6; and

         (c) At the Closing Time, it, together with its U.S. affiliate selling Units in the United States, will provide a certificate, substantially in the form of Exhibit I to this Schedule, relating to the manner of the offer and sale of the Units in the United States or to U.S. persons.

                           EXHIBIT I TO SCHEDULE A

                          UNDERWRITERS' CERTIFICATE

In connection with the private placement in the United States of the trust units (the "Units") of Supremex Income Fund (the "Fund") pursuant to the Underwriting Agreement dated o between, among others, the Fund and the Underwriters named therein, in the United States, (the "Underwriting Agreement"), each of the undersigned does hereby certify as follows:

                  (i) [U.S. AFFILIATE] is a duly registered broker or dealer with the United States Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. ("NASD") and is in good standing with the NASD and the SEC on the date hereof;

                  (ii) each offeree of the Units in the United States was provided with a copy of the Preliminary U.S. Placement Memorandum and each purchaser of the Units in the United States, was provided with a copy of the U.S. Placement Memorandum, including the Final Prospectus dated o, for the offering of the Units in the United States;

                  (iii) immediately prior to transmitting any such private placement memorandum to any offeree or purchaser, we had reasonable grounds to believe and did believe that each offeree and purchaser was a Qualified Institutional Buyer (as defined in Rule 144A) and, on the date hereof, we continue to believe that each such person is a Qualified Institutional Buyer;

                  (iv) no form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) was used by us, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Units in the United States or to U.S. persons; and

                  (v) the offering of the Units in the United States has been conducted by us in accordance with the terms of the Underwriting Agreement.

Capitalized terms used in this certificate have the meanings given to them in the Underwriting Agreement unless otherwise defined herein.

IN WITNESS OF WHICH the parties have duly executed this Agreement.

                [Remainder of page intentionally left blank]

                                    NAME OF UNDERWRITER

                                      By:
                                         ---------------------------------
                                           Name: o
                                           Title: o
                                      By:
                                         ---------------------------------
                                           Name: o
                                           Title: o



                                    NAME OF U.S. AFFILIATE

                                      By:
                                         ---------------------------------
                                           Name: o
                                           Title: o
                                      By:
                                         ---------------------------------
                                           Name:o
                                           Title:o